UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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OPPENHEIMER HOLDINGS INC.

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OPPENHEIMER

Oppenheimer Holdings Inc.

Notice of Meeting and Management Proxy Circular

2007

OPPENHEIMER HOLDINGS INC.
P.O. Box 2015, Suite 1110
20 Eglinton Avenue West
Toronto, Ontario
M4R 1K8

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

NOTICE IS HEREBY GIVEN that an Annual and Special Meeting of Shareholders of OPPENHEIMER HOLDINGS INC. (the “Corporation”) will be held at The Toronto Board of Trade Downtown Centre, 4th Floor, 1 First Canadian Place, 77 Adelaide St. West, Toronto, Ontario, Canada on May 14, 2007, at the hour of 4:30 p.m. (Toronto time) for the following purposes:

1.	To receive the 2006 Annual Report including the consolidated financial statements of the Corporation for the year ended December 31, 2006, together with the Auditors’ Report thereon;

2.	To elect 7 Directors;

3.	To appoint PricewaterhouseCoopers LLP as auditors of the Corporation and authorize the Directors to fix their remuneration;

4.	To consider and, if deemed advisable, pass a resolution confirming the adoption of the Corporation’s 2006 Equity Incentive Plan;

5.	To consider and, if deemed advisable, pass a resolution authorizing the issue of up to 300,000 Class A non-voting shares to the Oppenheimer & Co. Inc. 401(k) Plan;

6.	To consider and, if deemed advisable, pass a resolution approving the grant of an option on 10,000 Class A non-voting shares to an employee of Oppenheimer & Co. Inc; and

7.	To transact such other business as is proper to such meeting or any adjournment thereof.

Holders of Class A non-voting shares of the Corporation are entitled to attend and speak at the Annual Meeting of Shareholders. Holders of Class A non-voting shares are not entitled to vote with respect to the matters referred to above.

Holders of Class B voting shares who are unable to attend the meeting in person are required to date, sign and return the enclosed form of proxy for use by holders of Class B voting shares. Reference is made to the accompanying Management Proxy Circular for details of the matters to be acted upon at the meeting and with respect to the respective voting rights of the holders of the Class A non-voting shares and the Class B voting shares.

DATED at Toronto, Ontario this 14th day of March, 2007.

(signed) A.W. OUGHTRED
Secretary

MANAGEMENT PROXY CIRCULAR

All dollar amounts expressed herein are U.S. dollars.

i

OPPENHEIMER HOLDINGS INC.

MANAGEMENT PROXY CIRCULAR

(All dollar amounts expressed herein are U.S. dollars)

PART I — VOTING

SOLICITATION OF PROXIES

This Management Proxy Circular (the “Circular”) is forwarded to holders of Class B voting shares (the “Class B Shares”) and Class A non-voting shares (the “Class A Shares”) of Oppenheimer Holdings Inc. (the “Corporation”) in connection with the solicitation of proxies by the management of the Corporation from the holders of the Class B Shares for use at the Annual and Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held on May 14, 2007, at the hour of 4:30 p.m. (Toronto time) at The Toronto Board of Trade Downtown Centre, 4th Floor, 1 First Canadian Place, 77 Adelaide St. West, Toronto, Ontario, Canada and at any adjournments thereof for the purposes set forth in the Notice of Meeting of Shareholders (the “Notice of Meeting”) which accompanies this Circular. This Circular is dated March 14, 2007 and is first being mailed to Shareholders on or about March 28, 2007.

The record date for the determination of shareholders entitled to receive notice of the meeting is March 14, 2007. In accordance with the provisions of the Canada Corporations Act the Corporation will prepare a list of holders of Class B Shares (“Class B Shareholders”) as of the record date. Class B Shareholders named in the list will be entitled to vote the Class B Shares on all matters to be voted on at the Meeting except to the extent that (a) the shareholder has transferred any of the shareholder’s Class B Shares after the record date and (b) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that the transferee owns such shares and demands, not later than immediately before a vote on any matter, that the transferee’s name be included in the list, in which case the transferee of the Class B Shares will be entitled to vote such shares at the Meeting.

It is planned that the solicitation will be initially by mail, but proxies may also be solicited by employees of the Corporation. The cost of such solicitation, estimated to be approximately $25,000, will be borne by the Corporation.

No person is authorized to give any information or to make any representation other than those contained in this Circular and, if given or made, such information or representation should not be relied upon as having been authorized by the Corporation. The delivery of this Circular shall not, under any circumstances, create an implication that there has not been any change in the information set forth herein since the date of this Circular. Except as otherwise stated, the information contained in this Circular is given as of March 14, 2007.

The Corporation has distributed copies of its Annual Report for the year ended December 31, 2006, the Notice of Meeting, this Circular, and, in the case of Class B Shareholders, a form of proxy for use by the Class B Shareholders to intermediaries such as clearing agencies, securities dealers, banks and trust companies or their nominees for distribution to non-registered shareholders of the Corporation whose shares are held by or in the custody of such intermediaries. Intermediaries are required to forward these documents to non-registered Class B Shareholders. The solicitation of proxies from non-registered Class B Shareholders will be carried out by the intermediaries, or by the Corporation if the names and addresses of Class B Shareholders are provided by the intermediaries. The cost of such solicitation will be borne by the Corporation. Non-registered Class B Shareholders who wish to file proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, non-registered Class B Shareholders will either: (a) be provided with a proxy executed by the intermediary, as the registered shareholder, but otherwise uncompleted and the non-registered holder may complete the proxy and return it directly to the Corporation’s transfer agent; or (b) be provided with a request for voting instructions by the intermediary, as the registered shareholder, then the intermediary must send to the Corporation’s transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the non-registered holder and may not vote in the event that no instructions are received.

CLASS A SHARES AND CLASS B SHARES

The Corporation has authorized and issued Class A Shares and Class B Shares which are equal in all respects except that holders of Class A Shares (“Class A Shareholders”), as such, are not entitled to vote at meetings of shareholders of the Corporation unless entitled to vote by law, pursuant to the Corporation’s articles or as may be required by regulatory authorities. Class A Shareholders are not entitled to vote the Class A Shares owned or controlled by them on the matters identified in the Notice of Meeting to be voted on.

Generally, Class A Shareholders are entitled to receive notices of all meetings of shareholders of the Corporation and to attend and speak at such meetings. In addition to notices of shareholders’ meetings, Class A Shareholders are entitled to receive all informational documentation sent to the Class B Shareholders of the Corporation.

Class B Shareholders are entitled to one vote for each Class B Share held at all meetings of shareholders except meetings at which only the holders of a specified class of shares other than the Class B Shares are entitled to vote.

In the event of either a “take-over bid” or an “issuer bid” (as those terms are defined in the Securities Act of Ontario) being made for the Class B Shares and no corresponding offer being made to purchase Class A Shares, the Class A Shareholders would have no right under the articles of the Corporation or under any applicable statute to require that a similar offer be made to them to purchase their Class A Shares.

APPOINTMENT AND REVOCATION OF PROXIES

The persons (the “Management Nominees”) named in the form of proxy provided to Class B Shareholders are directors and officers of the Corporation.

Class B Shareholders have the right to appoint persons, other than the Management Nominees, who need not be shareholders to represent them at the Meeting. To exercise this right, a Class B Shareholder may insert the name of the desired person in the blank space provided in the form of proxy accompanying this Circular or may submit another form of proxy.

Class B Shares represented by properly executed proxies will be voted by the Management Nominees on any ballot that may be called for, unless the shareholder has directed otherwise, (i) for the election of Directors (item 2 in the Notice of Meeting), (ii) for the appointment of auditors and authorizing the directors to fix the remuneration of the auditors (item 3 in the Notice of Meeting), (iii) for the approval of the Corporation’s 2006 Equity Incentive Plan (item 4 in the Notice of Meeting), (iv) for the resolution authorizing the issue of Class A Shares to the Oppenheimer & Co. Inc. 401(k) Plan (item 5 in the Notice of Meeting), and (v) for the resolution confirming the grant of stock options on 10,000 Class A Shares to an employee of Oppenheimer & Co. Inc. (item 6 in the Notice of Meeting).

It is not intended to use the proxies solicited from Class B Shareholders for the purpose of voting upon the consolidated financial statements of the Corporation for the year ended December 31, 2006, or the report of the auditors thereon.

Each form of proxy confers discretionary authority with respect to amendments or variations to matters identified in the Notice of Meeting to which the proxy relates and other matters which may properly come before the Meeting. Management knows of no matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if matters which are not known to the management should properly come before the Meeting, the proxies will be voted on such matters in accordance with the best judgment of the person or persons voting the proxies.

A Class B Shareholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing executed by the Class B Shareholder or by the Class B Shareholder’s attorney authorized in writing either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof or in any other manner permitted by law. A Class B Shareholder who has given a proxy has the power to revoke it after the commencement of the Meeting as to any matter on which a vote has not been cast under the proxy by delivering written notice of revocation to the Chairman of the Meeting.

A Class B Shareholder who has given a proxy may also revoke it by signing a form of proxy bearing a later date and returning such proxy to the Secretary of the Corporation at the registered office of the Corporation prior to the commencement of the Meeting.

PART II — PARTICULARS OF MATTERS TO BE ACTED UPON

1.	2006 ANNUAL REPORT TO SHAREHOLDERS

The Consolidated Financial Statement and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2006, are included in the Annual Report, which has been mailed to shareholders with the Circular. These consolidated financial statements are also available on the Corporation’s website at www.opco.com and regulatory websites at www.sedar.com or www.sec.gov (for EDGAR filings).

2.	ELECTION OF DIRECTORS

The Board of Directors of the Corporation currently consists of seven directors to be elected annually. The term of office for each director is from the date of the meeting at which the director is elected until the close of the next annual meeting of shareholders or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated in accordance with the by-laws of the Corporation.

The Nominating/Corporate Governance Committee of the Board (the “Committee”) has recommended and the directors have determined that seven directors are to be elected at the Meeting. Management does not contemplate that any of the nominees named below will be unable to serve as a director, but, if such an event should occur for any reason prior to the Meeting, the Management Nominees reserve the right to vote for another nominee or nominees in their discretion. The following sets out information with respect to the proposed nominees for election as directors as recommended by the Committee, in accordance with the Nominating/Corporate Governance Committee Charter (available at www.opco.com). The Committee has reported that it is satisfied that each of the nominees (who have served on the Board for the period indicated below) is fully able and fully committed to serve the best interests of the Corporation’s shareholders. The election of the directors nominated requires the affirmative vote of a simple majority of the Class B Shares voted at the meeting.

Nominees for Election to the Board of Directors

	Province/State,		Positions and Offices
	Country of		held with	Occupation for	Year Became
Name	Residence	Age	the Corporation	Previous 5 years	Director

J.L. Bitove	Florida, USA	79	Director	Retired Executive	1980
R. Crystal	New York, USA	66	Director	Partner, Thelen Reid Brown Raysman & Steiner LLP (law firm)	1992
A.G. Lowenthal	New York, USA	61	Chairman of the Board and Chief Executive Officer and Director	Chairman of the Board and Chief Executive Officer of the Corporation and Oppenheimer	1985
K.W. McArthur	Ontario, Canada	71	Lead Director	President and Chief Executive Officer, Shurway Capital Corporation (private investment company)	1996
A.W. Oughtred	Ontario, Canada	64	Secretary and Director	Partner, Borden Ladner Gervais LLP (law firm)	1979
E.K. Roberts	Ontario, Canada	55	President, Treasurer and Director	President and Treasurer of the Corporation	1977
B. Winberg	Ontario, Canada	82	Director	President, Rockport Holdings Limited (real estate development)	1979

Notes:

1.	There is no Executive Committee of the Board of Directors. Messrs. J.L. Bitove, K.W. McArthur and B. Winberg are members of the Audit Committee. Messrs. J.L. Bitove, K.W. McArthur, B. Winberg and R. Crystal are members of the Nominating/Corporate Governance Committee. Messrs. J.L. Bitove and B. Winberg are members of the Compensation and Stock Option Committee.

2.	A.W. Oughtred is a director of CI Financial Income Fund, the units of which are listed on the Toronto Stock Exchange.

3.	(a) None of the nominees is, or has been, within 10 years of the date of this circular a director or executive officer of a corporation that:

(i)	was the subject of a cease trade or similar order that denied the corporation access to any exemption under securities legislation for more than 30 days;

(ii)	became bankrupt, made a proposal under bankruptcy or insolvency legislation or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed or

(b)	None of the nominees has personally, or had a personal holding company controlled by the nominee, within 10 years before the date of this circular become bankrupt, made a proposal under bankruptcy or insolvency legislation or become subject to or instituted proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed.

(c)	None of the nominees has personally, or had a personal holding company controlled by the nominee, been subject to penalties or sanctions relating to securities legislation or entered into a settlement with a securities regulatory authority or has been, subject to any other penalties, or sanctions that would likely be considered important to a reasonable investor making an investment decision, except for Mr. Lowenthal who, with Oppenheimer, in June 2003 agreed to a stipulation of facts and consent to penalty with the NYSE resulting in a fine to Oppenheimer and Mr. Lowenthal as disclosed in the Corporation’s Report on Form 10-Q for the quarterly period ended June 30, 2003.

Directors’ and Officers’ Insurance

The Corporation carries liability insurance for its directors and officers and the directors and officers of its subsidiaries. Between November 30, 2005 and November 30, 2006, the Corporation’s aggregate insurance coverage was $20 million with a $2.5 million deductible at an aggregate annual premium of $624,000. This coverage was renewed for a further year effective November 30, 2006 at an aggregate annual premium of $569,000.

Under the by-laws of the Corporation, the Corporation is obligated to indemnify the directors and officers of the Corporation and its subsidiaries to the maximum extent permitted by the Canada Business Corporations Act. The Corporation has entered into indemnity agreements with each of its directors providing for such indemnities.

Director Compensation

The following table describes director compensation for the year ended December 31, 2006.

DIRECTOR COMPENSATION TABLE

					Changes in
					Pension Value
	Fees				and Non-
	Earned			Non-Equity	Qualified
	or Paid	Stock	Option	Incentive Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation
Name	($)	($)	($)	($)	Earnings ($)	($)	Total ($)
(a)	(b)	(c)	(d) (1)	(e)	(f)	(g)	(h)

J.L. Bitove	$37,500	—	$92,525	—	—	—	$130,025
R. Crystal	$31,500	—	$29,566	—	—	—	$61,066
A.G. Lowenthal	$32,500	—	—	—	—	—	$32,500
K.W. McArthur	$50,000	—	$43,459	—	—	—	$93,459
A.W. Oughtred	$32,500	—	$92,525	—	—	—	$125,025
E.K. Roberts	$32,500	—	—	—	—	—	$32,500
B. Winberg	$46,500	—	$92,525	—	—	—	$139,025

Notes:

1.	The value of option awards represents the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006 for the non-employee directors. Option information, as well as directors’ fees paid in cash, with respect to Mr. Lowenthal and Ms. Roberts, are included in the Summary Compensation Table, below.

In the year ending December 31, 2006, the Corporation paid directors’ fees as follows:

Annual Retainer Fee	—	$15,000
Board and Committee Meeting Fees	—	$1,500 per meeting attended in person
	—	$500 per meeting attended by telephone
Committee Chairs	—	$5,000 per year
Lead Director	—	$15,000 per year
Members of Audit Committee	—	$2,500 per year
(other than chairman)

In 2006, the directors were paid directors’ fees of $263,000 in the aggregate. Directors are reimbursed for travel and related expenses incurred in attending board and committee meetings. The directors who are not employees of the Corporation and its subsidiaries are also entitled to the automatic grant of stock options under the Corporation’s 2006 Equity Incentive Plan pursuant to a formula set out in the Plan. Reference is made to the Table under Director Stock Options, below.

Director Stock Options

Under the Corporation’s 1996 and 2006 Equity Incentive Plans, non-employee directors were and are entitled to automatic option grants of 5,000 Class A Shares for each full year of service up to a maximum of options on 25,000 Class A Shares of the Corporation in any five year period.

The following table describes non-employee director options held at December 31, 2006 as well as the grant date fair value of options granted in 2006:

					Value of	Grant Date
				Number of	Unexercised Options	Fair Value of
				Options	(as at December 31,	Equity Awards
Name	Grant Date	Expiry Date	Exercise Price	Granted	2006)	($)

J.L. Bitove	February 26, 2002	February 25, 2007	$25.95	25,000	$186,250	—
R. Crystal	January 2, 2006	January 1, 2011	$19.99	20,000	$268,200	$86,526
	December 31, 2006	December 31, 2011	$33.40	5,000		$62,173
K.W. McArthur	May 17, 2004	May 16, 2009	$28.00	15,000	$187,400	—
	January 1, 2005	December 31, 2010	$25.53	5,000		—
	January 2, 2006	January 1, 2011	$19.99	5,000		$22,558
A.W. Oughtred	February 26, 2002	February 25, 2007	$25.95	25,000	Nil	—
B. Winberg	February 26, 2002	February 25, 2007	$25.95	25,000	$186,250	—

•	Mr. Oughtred exercised his options in full in December 2006. The realized value of these exercised options was $207,250.

•	Messrs. Bitove and Winberg exercised their options in full in January 2007. The recognized value of these options was $191,500 for Mr. Bitove and $183,750 for Mr. Winberg.

•	Pursuant to the EIP, Messrs Bitove, Oughtred and Winberg were each granted options on 25,000 Class A Shares on February 26, 2007 priced at $35.03 which expire on February 25, 2012.

•	Stock options held by Mr. Lowenthal and Ms. Roberts are disclosed in Part IV — Compensation and Other Matters.

Board and Committee Meetings Held

During 2006, the following numbers of board and committee meetings were held:

Board	13
Audit Committee (AC)	6
Compensation and Stock Option Committee (CC)	2
Nominating and Corporate Governance Committee (NC)	1

Summary of Attendance of Directors

	Board Meetings	% Of Board	Committee	% Of Committee
Name	Attended	Meetings Attended	Meetings Attended	Meetings Attended

J.L. Bitove	11	85%	6 of 6 (AC)	100%
			2 of 2 (CC)	100%
			1 of 1 (NC)	100%
R. Crystal	13	100%	1 of 1 (NC)	100%
A.G. Lowenthal	13	100%	N/A	N/A
K.W. McArthur	12	92%	6 of 6 (AC)	100%
			1 of 1 (NC)	100%
A.W. Oughtred	13	100%	N/A	N/A
E.K. Roberts	13	100%	N/A	N/A
B. Winberg	13	100%	6 of 6 (AC)	100%
			2 of 2 (CC)	100%
			1 of 1 (NC)	100%

N/A means not applicable

Director Attendance at Annual Meeting

At the last annual meeting of shareholders held on May 15, 2006, 7 of the 7 nominees for election as Director attended. It is the Corporation’s policy that its Directors attend its shareholders meetings.

Director Share Ownership

Director share ownership is included under Security Ownership of Certain Beneficial Owners and Management, below.

3.	APPOINTMENT OF AUDITORS

The Audit Committee has nominated PricewaterhouseCoopers LLP for reappointment as auditors of the Corporation for the 2007 fiscal year.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following information is provided in accordance with the requirements of Item 9(e) of Schedule 14A of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), “Principal Accounting Fees and Services”.

PricewaterhouseCoopers LLP has served as the auditors of the Corporation since 1993. PricewaterhouseCoopers LLP has advised the Corporation that neither the firm nor any of its members or associates has any direct financial interest or any material indirect financial interest in the Corporation or any of its affiliates other than as accountants.

The fees billed to the Corporation and its subsidiaries by PricewaterhouseCoopers LLP during the years 2006 and 2005 were as follows:

	Year ended December 31,
	2006	2005

Audit fees	$1,100,000	$950,000
Audit-related fees	Nil	62,500
Tax fees	8,000	7,000
All other fees	Nil	Nil

	$1,108,000	$1,019,500

The audit fees include the fees for the audit of the Corporation’s annual consolidated financial statements for the year 2006 and the review of the quarterly financial statements included in the Forms 10-Q filed by the Corporation and the interim reports to shareholders sent to shareholders during the year. Other audit-related fees include fees for audits of the Corporation’s employee benefit plans. During 2006 and 2005, the Corporation retained Ernst & Young LLP to provide tax related services to the Corporation. PricewaterhouseCoopers LLP provides tax compliance services for the Corporation in Canada. The Corporation, with the approval of the Audit Committee, has retained Plante Moran, PLLC to perform the audit of the Oppenheimer & Co. Inc. 401(K) Plan for the year ended December 31, 2006.

The Audit Committee has the sole authority and responsibility to nominate independent auditors for appointment by shareholders, and to recommend to shareholders that independent auditors be removed. The Audit Committee has nominated PricewaterhouseCoopers LLP for appointment as the Corporation’s auditors by the shareholders at the Meeting.

The Audit Committee recommends and the Board approves all audit engagement fees and terms as well as approves all non-audit engagements and engagement fees provided by independent auditors. The process begins prior to the commencement of the audit. The fees described above were 100% pre-approved.

4.	SHARE-BASED COMPENSATION ARRANGEMENTS

Each of the matters referred to in (a), (b) and (c) below involve the approval of the issue of Class A Shares to or for the benefit of employees of the Corporation and its subsidiaries as part of their compensation. It is a requirement of both the New York Stock Exchange (the “NYSE”) and the Toronto Stock Exchange (the “TSX”) that these matters be approved by the holders of the Class B Shares.

(a)	2006 Equity Incentive Plan

Class B Shareholders are being asked at the Meeting to consider and, if deemed advisable, pass the resolution set out below confirming the adoption of the Corporation’s 2006 Equity Incentive Plan (the “Plan”) (attached to the Circular as Schedule B) approved by the directors on December 11, 2006. The 1996 Equity Incentive Plan expired on April 19, 2006.

The grant of stock options under the Plan is a significant component of the Corporation’s compensation program for the executive officers and directors of the Corporation and its subsidiaries and for certain of Oppenheimer’s investment executives. The granting of stock options to key personnel is intended to align their interests with those of the Class A and Class B Shareholders. Accordingly, the number of Class A Shares underlying existing options and reserved for future option grants as a percentage of the issued Class A and Class B Shares might be perceived as being relatively high. The Board and the Compensation and Stock Option Committee recognize this and have adopted a policy of maintaining the percentage of optioned Class A Shares plus Class A Shares reserved for future options and other stock-based awards, at any one time, to not more than 20% of the number of issued Class A and Class B Shares. The Corporation purchases and will continue to purchase Class A Shares for cancellation from time to time at prices deemed appropriate, pursuant to the Corporation’s normal course issuer bid, thus offsetting, at least in part, the issue of Class A Shares under the Plan. In order to reduce the issuance of Class A Shares, the Corporation has a stock appreciation rights plan under which certain employees are granted stock appreciation rights.

As of the date of the Circular, there were options outstanding on 1,051,436 Class A Shares granted under the Corporation’s 1996 Equity Incentive Plan and options on 84,103 Class A Shares granted under the Corporation’s 2006

Equity Incentive Plan, which options may not be exercised unless the Class B Shareholders approve the 2006 Equity Incentive Plan.

All terms of the 2006 Equity Incentive Plan which is attached as Schedule B are set out therein.

Accordingly, Class B shareholders are being asked to consider and, if deemed advisable, pass the following resolution:

RESOLVED THAT:

1.	The resolution passed by the Board of Directors on December 11, 2006 adopting the Corporation’s 2006 Equity Incentive Plan (appearing as Schedule B to the Circular) providing for the issue of up to 800,000 Class A Shares be and it is hereby confirmed.

2.	The grants by the Compensation and Stock Option Committee of the Board of Directors of the Corporation of options to purchase up to 84,103 Class A Shares at the closing price of the Class A Shares on the dates of grants of the options pursuant to the 2006 Equity Incentive Plan be and they are hereby approved.

3.	The proper officers and directors of the Corporation be and they are hereby authorized and directed to take all such action and execute all such documents as are necessary to implement the terms of this resolution.

To be effective this resolution must be passed by a simple majority of the votes cast by the Class B Shareholders.

(b)	Issue of Class A Shares to the Oppenheimer & Co. Inc. 401(k) Plan

Oppenheimer & Co. Inc. (“Oppenheimer”) maintains a 401(k) Plan (the “401(k) Plan”) for its employees and those of its subsidiaries in the United States, as a defined contribution retirement and profit sharing plan in accordance with the provisions of the United States Internal Revenue Code. Employees are eligible to participate on the completion of one year of employment. Oppenheimer and its eligible employees make contributions to the 401(k) Plan which is administered by a Trustee. Amounts of contributions are limited by the 401(k) Plan. Participants in the 401(k) Plan are entitled to the direct investment of the funds in the 401(k) Plan held for their accounts from a selection of investments designated by Oppenheimer including Class A Shares issued from treasury. Prior to year-end the Board conditionally issues Class A Shares to the 401(k) Plan at the closing price on the NYSE on the date of conditional issue. At the end of the year, participants select their investments and, where Class A Shares are selected, the Corporation issues Class A Shares to the 401(k) Plan at the price set as at the date of conditional issue.

Annual contributions to the 401(k) Plan vest depending on the years of service of the employee. Distributions under the 401(k) Plan are made on termination of employment, or retirement, or death and in certain other instances prescribed in the 401(k) Plan including financial hardship.

On May 9, 2005, the Class A and Class B Shareholders authorized the issue of an additional 180,000 Class A Shares to the 401(k) Plan (totalling 380,000 Class A Shares authorized since May 12, 2003). Since then, 339,323 Class A Shares have been issued to the 401(k) Plan and it is anticipated that a further 300,000 Class A Shares will be required for the 401(k) Plan for the next several years.

Accordingly, Class B Shareholders are being asked to consider and, if deemed advisable, pass a resolution authorizing the issue, from time to time, of up to an additional 300,000 Class A Shares to the 401(k) Plan at the closing NYSE price on the dates of conditional issue.

RESOLVED THAT:

1.	The issue by the Board of Directors of the Corporation, from time to time, of up to an aggregate of 300,000 Class A non-voting shares of the Corporation to the Oppenheimer & Co. Inc. 401(k) Plan at the closing price per share on the New York Stock Exchange of the Class A non-voting shares on the date of issue be and they are hereby authorized.

2.	The proper officers and directors of the Corporation be and they are hereby authorized and directed to take all such action and execute all such documents as are necessary to implement the terms of this resolution.

To be effective this resolution must be passed by a simple majority of the votes cast by the Class B shareholders.

(c)	April 27, 2006 Option Award

On April 27, 2006, the Board of Directors approved the grant of a stock option on 10,000 Class A Shares to an employee of Oppenheimer as an inducement for employment priced at the closing price on the NYSE for the Class A Shares on that date of $26.50 per share. The option vests as to 25% on April 27, 2008 with further 25% vested increments on April 27, 2009, April 27, 2010 and October 27, 2010 and expires on April 26, 2011. The option was granted after the expiration of the 1996 Equity Incentive Plan consistent with the terms and conditions of the 1996 Equity Incentive Plan.

Accordingly, Class B Shareholders are being asked to consider and, if deemed advisable, pass a resolution approving the grant of a stock option on 10,000 Class A Shares to an employee of the Oppenheimer, consistent with the terms and conditions described in the 1996 Equity Incentive Plan.

RESOLVED THAT:

1.	The resolution passed by the Board of Directors on April 27, 2006 granting a stock option on 10,000 Class A non-voting shares of the Corporation to an employee of Oppenheimer & Co. Inc. priced at the closing price on the New York Stock Exchange on April 27, 2006 of the Class A non-voting shares of the Corporation (subsequently determined to be $26.50 per share) be and it is hereby approved.

2.	The proper officers and directors of the Corporation be and they are hereby authorized and directed to take all such action and execute all such documents as are necessary to implement the terms of this resolution.

To be effective this resolution must be passed by a simple majority of the votes cast by the Class B shareholders.

5.	OTHER MATTERS

None

PART III — CORPORATE GOVERNANCE

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Class A Shares are listed on the TSX and the NYSE. Accordingly, the Corporation is subject to the corporate governance and disclosure requirements of the Canadian securities administrators (the “CSA”), the corporate governance listing standards of the NYSE, applicable rules of the United States Securities and Exchange Commission (“SEC”), and provisions of the Sarbanes-Oxley Act of 2002 (“SOX”).

The Corporation’s Nominating/Corporate Governance Committee and its Board continue to monitor regulatory changes and best practices in corporate governance and consider amendments to its practices and policies as appropriate. Attached as Schedule A is the Corporation’s Statement of Corporate Governance Practices.

The Corporation’s Statement of Corporate Governance Practices, Code of Conduct and Committee Charters, as well as its Code of Ethics and Business Ethics for Directors, Officers and Employees and its Whistleblower Policy, are posted on the Corporation’s website at www.opco.com. These documents can also be requested by writing to the Corporation at its head office or by making an email request to investorrelations@opy.ca.

REPORT OF THE AUDIT COMMITTEE

As required by the Corporation’s Audit Committee Charter, the Audit Committee reports as follows.

The Audit Committee of the Board oversees the Corporation’s financial reporting process on behalf of the Board. It meets with management and the Corporation’s internal audit group and independent auditors regularly and reports the results of its activities to the Board. In this connection, the Audit Committee has done with respect to fiscal 2006 the following:

Reviewed and discussed with the Corporation’s management and PricewaterhouseCoopers LLP, the Corporation’s unaudited quarterly reports on Form 10-Q and quarterly reports to shareholders for the first three quarters of the year;

Reviewed and discussed the Corporation’s audited financial statements and report on Form 10-K for the fiscal year ended December 31, 2006 with the Corporation’s management and PricewaterhouseCoopers LLP;

Reviewed and discussed with Oppenheimer’s Internal Auditors their program for the year and their testing of internal controls in accordance with section 404 of the Sarbanes-Oxley Act of 2002;

Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 (American Institute of Certified Public Accountants Codification of Statements on Auditing Standards), as amended;

Received written disclosure regarding independence from PricewaterhouseCoopers LLP as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and discussed with PricewaterhouseCoopers LLP its independence; and

Discussed with management and with PricewaterhouseCoopers LLP the documentation and testing of the Corporation’s internal accounting controls in accordance with the requirements of section 404 of the Sarbanes-Oxley Act of 2002.

Based on the foregoing, the Audit Committee recommended to the Board that the Corporation’s audited financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations be approved and included in the Corporation’s Annual Report on Form 10-K and Annual Report to Shareholders for the year ended December 31, 2006.

Members of the Audit Committee

Burton Winberg — Chairman
John L. Bitove
Kenneth W. McArthur

Audit Committee Financial Expert

The Board of Directors has determined that the Audit Committee includes one financial expert and that Mr. K.W. McArthur, the financial expert, is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. Mr. McArthur is a member of the Institute of Chartered Accountants of British Columbia.

REPORT OF THE NOMINATING/CORPORATE GOVERNANCE COMMITTEE

As required by the Nominating/Corporate Governance Committee’s Charter, the Nominating/Corporate Governance Committee reports as follows:

The Nominating/Corporate Governance Committee is responsible for maintaining and developing governance principles consistent with high standards of corporate governance.

The Nominating/Corporate Governance Committee assessed the composition and size of the Board and recommended the nominees to stand for election as directors at the annual meeting of shareholders, as well as the committee members and Chairs for the year. In addition, it assessed director compensation practices of comparable companies and made recommendations to the Board.

The Nominating/Corporate Governance Committee determined that Messrs. Bitove, Crystal, McArthur and Winberg are independent in accordance with the Corporation’s independence standards. In addition, the Nominating/Corporate Governance Committee monitored director attendance at Board and Committee meetings and determined that all directors attended at least 85% of meetings and that such attendance meets acceptable standards.

The Nominating/Corporate Governance Committee supervised the Board’s annual review of the Corporation’s Corporate Governance Guidelines.

Members of the Nominating/Corporate Governance Committee

Kenneth W. McArthur — Chairman
John L. Bitove
Richard Crystal
Burton Winberg

PART IV — COMPENSATION AND OTHER MATTERS

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The following Compensation Discussion and Analysis is provided as required by Item 402 “Executive Compensation” of Regulation S-K under the Exchange Act. It describes the material elements of compensation for the Corporation’s named executive officers identified in the Summary Compensation Table (the “Named Executives”). The Compensation and Stock Option Committee of the Board (the “Compensation Committee”) makes all decisions for the total direct compensation (that is, the base salary, bonus awards, stock options and stock awards) of the Corporation’s executive officers, including the Named Executives. The Compensation Committee’s recommendations for the total direct compensation of the Corporation’s Chief Executive Officer (the “CEO”) are subject, in part, to the Performance-Based Compensation Agreement, Amended and Restated March 15, 2005, which was included as Schedule E in the Corporation’s Proxy Circular dated March 24, 2005 and which received shareholder approval on May 9, 2005 (the “Performance-Based Compensation Agreement”).

The day-to-day design and administration of health benefits, the deferred compensation plans and the 401(k) plan and other employee benefits plans and policies applicable to salaried U.S.-based employees in general are handled by Oppenheimer’s Human Resources, Finance and Legal Department employees. The Compensation Committee remains responsible for certain fundamental changes outside the day-to-day requirements necessary to maintain these plans and policies.

The Corporation has adopted a Compensation and Stock Option Committee Charter which is posted on the Corporation’s website — www.opco.com. The processes and procedures of the Compensation Committee are discussed below as is the role of the Compensation Committee in dealing with the Chief Executive Officer’s compensation and the compensation of other Named Executives. Under its Charter, the Compensation Compensation is required to discharge the Board’s responsibilities relating to compensation of the Corporation’s senior executive officers and to report thereon to shareholders in the Corporation’s Annual Management Proxy Circular. The Compensation Committee relies on recommendations from the Chief Executive Officer with respect to the compensation of Named Executives other than the Chief Executive Officer.

For the purposes of determining 2006 executive compensation, the Compensation Committee did not retain compensation consultants although it is open to the Compensation Committee to retain compensation consultants when deemed necessary.

Objectives and Policies

The Committee’s objective is to provide a competitive compensation program with appropriate incentives for superior performance, thereby providing a strong and direct link between corporate and individual performance and compensation. The Corporation’s compensation policy with respect to its named executives has the following stated objectives:

•	recruit, motivate, reward and retain the high performing executive talent required to create superior long-term total shareholder returns in comparison to its peer group;

•	reward executives for short-term performance as well as the growth in enterprise value over the long-term;

•	provide a competitive package relative to industry-specific and general industry comparisons and internal pay equity, as appropriate; and

•	ensure effective utilization and development of talent by working in concert with other management processes — for example, performance appraisal, succession planning and management development.

The Corporation’s compensation program for senior executive officers, including the Named Executives, consists of the following key elements: a base salary, an annual bonus, grants of stock options and, in the case of the CEO, the Performance-Based Compensation Agreement.

In arriving at its recommendations concerning the specific components of the Corporation’s compensation program, the Compensation Committee considers certain public information about the compensation paid by a group of comparable public Canadian and U.S. broker-dealers and the relative performance of the Corporation as measured by net income levels and earnings per share, among other factors. The goal of the Compensation Committee is to provide the compensation structure to enable the Corporation to retain and reward the executive officers that it believes are critical to its long-term success. The Compensation Committee also structures compensation to ensure that a portion of its named executives’ compensation is directly related to its share performance and other factors that directly and indirectly influence shareholder value.

The Compensation Committee believes incentive compensation (annual bonus and to a lesser extent, share-based awards) should comprise between 65% to 95% of total compensation for the named executives because:

•	these executive officers are in positions to influence corporate direction;

•	his/her compensation is “at risk” in proportion to financial results that warrant such payments;

•	tying the majority of total compensation to incentive payments helps ensure focus on the Corporation’s goals; and

•	the volatile nature of the Corporations’s market-driven business should be reflected in compensation.

Generally, the Compensation Committee’s approach has been to approve total compensation including annual bonuses for the Corporation’s Named Executives. The Compensation Committee does not necessarily grant share-based awards on an annual basis to employees, including the Named Executives, but considers the number of outstanding share-based awards already awarded to the employee when determining total compensation in any year. Upon the expiration of an employee’s share-based awards, the Compensation Committee makes the determination whether or not to grant new awards and on what terms. All share-based awards are priced at grant date fair value. The Compensation Committee believes that, as shareholders, the Named Executives will be motivated to consistently deliver financial results that build wealth for all shareholders over the long-term. However, with the adoption of Statement of Financial Accounting Standards (“SFAS”) 123(R), Share-Based Payment, on January 1, 2006, the Corporation is required to expense stock options. During 2006, the Corporation granted only a very limited number of stock options and none to the Named Executives. The Compensation Committee is cognizant of the impact of SFAS 123(R) on the Corporation’s financial results and will strive to balance the granting of stock options and stock awards with the other objectives of executive compensation set forth above.

The Compensation Committee believes that this approach best serves the interests of shareholders by enabling the Corporation to structure compensation in a way that meets the requirements of the highly competitive environment in which the Corporation operates, while ensuring that senior executive officers are compensated in a manner that advances both the short and long-term interests of shareholders.

Compensation for the Corporation’s senior executive officers, except the CEO, involves a significant component of remuneration which is contingent on the performance of both the Corporation and the senior executive officer: the annual bonus (which permits individual performance to be recognized on an annual basis, and which is based, in significant part, on an evaluation of the contribution made by the officer to corporate performance) and stock options (which directly relate a portion of compensation to stock price appreciation realized by the Corporation’s shareholders).

Determination of 2006 compensation

The Compensation Committee, with recommendations from the CEO, determined all compensation for each Named Executive, except the CEO, for 2006. See discussion of CEO compensation below.

The Compensation Committee determines the Named Executives’ annual salaries, annual bonus and share-based awards by reference to the executive’s position, responsibilities and performance. Some of the factors considered by the Compensation Committee are:

•	the position’s responsibilities relative to the Corporation’s total earnings, use of invested capital, and the stable generation of earnings and cash flows, and

•	the position’s impact on key strategic initiatives.

The CEO assessed each Named Executive’s performance under the performance assessment program, and the Compensation Committee assessed the CEO’s performance. The Corporation’s performance assessment program rates performance in different competencies, as follows:

•	strategic thinking,

•	integrity,

•	managing employee performance and morale,

•	financial responsibility,

•	achievement focus,

•	business judgment,

•	planning & organization,

•	leadership,

•	mentoring,

•	relationship building,

•	compliance with regulatory requirements and company policies,

•	profitability of business unit, if applicable,
•	conflict resolution, and

•	communications.

Base Salary.  Salaries paid to senior executive officers (other than the Chief Executive Officer) are reviewed annually by the Compensation Committee considering recommendations made by the Chief Executive Officer to the Compensation Committee, based upon the Chief Executive Officer’s assessment of the nature of the position, and the skills, experience and performance of each senior executive officer, as well as salaries paid by comparable companies in the Corporation’s industry. The Compensation Committee then makes recommendations to the Board with respect to base salaries.

Annual Bonus.  Bonuses paid to senior executive officers (other than the CEO) are reviewed annually by the Compensation Committee considering recommendations made by the CEO to the Compensation Committee, based upon the CEO’s assessment of the performance of the Corporation and his assessment of the contribution of each senior executive to that performance. The Compensation Committee then makes recommendations to the Board with respect to bonuses. Senior executive officers, including the CEO, of Oppenheimer have the right to elect to defer a portion of their annual bonus and performance-based compensation under Oppenheimer’s Executive Deferred Compensation Plan, a non-qualified unfunded plan.

Stock Option Grants.  Under the Corporation’s 1996 Equity Incentive Plan and 2006 Equity Incentive Plan (together the “EIP”), senior executive officers and employees of the Corporation and its subsidiaries were and may be granted stock options by the Compensation Committee based upon a variety of considerations, including the date of the last grant made to the officer or employee, as well as considerations relating to the contribution and performance of the specific optionee.

No Backdating or Spring Loading:  The Corporation does not backdate options or grant options retroactively. In addition, it does not plan to coordinate grants of options so that they are made before announcement of favorable information, or after announcement of unfavorable information. The Corporation’s options are granted at fair market value on a fixed date or event (such as the first regular meeting of the Board of Directors following an employee’s hire), with all required approvals obtained in advance of or on the actual grant date. All grants require the approval of the Compensation Committee and confirmation by the Board.

Fair Market Value:  Fair market value has been consistently determined, as required by the EIP, as the closing price on the New York Stock Exchange (“NYSE”) on the grant date. In order to ensure that an exercise price fairly reflects all material information — without regard to whether the information seems positive or negative — every grant of options is contingent upon an assurance by the Corporation’s General Counsel that the Corporation is not in possession of material non-public information. If the Corporation is in possession of such information, grants or the determination of a stock option exercise price are suspended until the second business day after public dissemination of the information.

Stock Awards.  Under the Corporation’s Employee Share Plan (the “ESP”), executive officers and employees of the Corporation and its subsidiaries (other than the Chief Executive Officer) are granted stock awards by the Compensation Committee based upon the recommendations of the Chief Executive Officer and based upon a variety of considerations, relating to the contribution and performance of the specific awardee. A limited number of senior executives and employees, including Mr. Okin, are offered the opportunity to elect to receive up to 25% of their year-end bonus in Class A Shares. Under the terms of this offer, the employee elects with respect to his/her year-end bonus at the end of the preceding fiscal year and may elect to purchase the Class A Shares at fair market value on the date (within the first week of January) in the following fiscal year, determined by the Compensation Committee).

Executive Deferred Compensation Plan.  The Executive Deferred Compensation Plan (“EDCP”) was established with a dual purpose. The EDCP, together with its sister plan, the Deferred Incentive Plan (“DIP”), is maintained to offer certain high-performing financial advisors bonuses requiring a mandatory deferral subject to vesting provisions. Further description of the EDCP and the DIP can be found in note 12 to the Corporation’s consolidated financial statements for the year ended December 31, 2006. The EDCP also provides for voluntary deferral of year-end bonuses by it’s the Corporation’s senior executives. These voluntary deferrals are not subject to vesting. The Company does not make contributions to the EDCP for the Named Executives and other senior level executives. Mr. Lowenthal has made voluntary deferrals into the EDCP.

Benefits.  As salaried, U.S.-based employees, the Named Executives participate in a variety of benefits designed to enable the Corporation to attract and retain its workforce in a competitive marketplace. Health and welfare benefits help ensure that the Corporation has a productive and focused workforce through reliable and competitive health and other benefits. Deferred compensation and 401(k) plans help employees, especially long-service employees, save and prepare financially for retirement. The Named Executives receive the same benefits as all full time employees. Oppenheimer’s qualified 401(k) Plan allowed employees to contribute up to $15,000 for 2006 ($15,500 for 2007) plus an additional $5000 for employees over age 50. Employees may continue to retain their 401(k) Plan account after they leave Oppenheimer so long as their account balance is $5000 or more. At age 70.5, minimum distributions must begin.

Perquisites.  The Named Executive Officers, along with other senior management employees, are provided a limited number of perquisites whose primary purpose is the Corporation’s desire to minimize distractions from the executives’ attention to important corporate initiatives. An item is not a perquisite if it is integrally and directly related to the performance of the executive’s duties. An item that is not integrally and directly related to the performance of the executive’s duties is a perquisite if it confers a direct or indirect benefit that has a personal aspect, without regard to whether it may be provided for some business reason or for the convenience of the Corporation, unless it is generally available on a non-discriminatory basis to all employees.

The Corporation provides the following, all of which are quantified in the Summary Compensation Table, below and detailed in the All Other Compensation table, below.

Award trips — There are two annual Award Trips for Oppenheimer’s highest producing financial advisors and their spouses. The Chairman’s Council Trip rewards the 40 highest producers and the Executive Council Trip rewards the next 40 highest producers. Messrs. Lowenthal, Okin and Neuhoff host these trips, along with their spouses. The value of the perquisites with respect to spousal travel is included in the Summary Compensation Table, below.

Parking — Messrs. Lowenthal, Okin and Ms. Roberts have company-paid parking arrangements. This benefit is included in the Summary Compensation Table, below.

Relocation costs — Mr. Alfano, who joined Oppenheimer on April 3, 2006, was provided with a relocation cost allowance. This benefit is included in the Summary Compensation Table, below.

The Corporation does not provide the Named Executives with any other perquisites such as split-dollar life insurance, reimbursement for legal counseling for personal matters, or tax reimbursement payments. The Corporation does not provide loans to executive officers, other than margin loans in margin accounts with Oppenheimer in connection with the purchase of securities (including securities of the Company) which margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectibility.

Separation and Change in Control Arrangements — The Named Executive Officers are not eligible for benefits and payments if employment terminates in a separation or if there is a change in control, except for Mr. Alfano as described in note 2 to the Summary Compensation Table, below.

The Corporation does not sponsor a pension plan for its employees.

Chief Executive Officer Compensation

Mr. A.G. Lowenthal, the Chairman of the Board and the Chief Executive Officer of the Corporation and Oppenheimer, is paid a base salary set by the Compensation Committee, plus performance-based compensation under the Performance-Based Compensation Agreement and, at the discretion of the Committee, is eligible for bonuses and grants of stock options.

On March 15, 2005, the Corporation and Mr. A.G. Lowenthal entered into the Performance-Based Compensation Agreement”. The purpose of the Performance-Based Compensation Agreement is to set the terms under which Mr. Lowenthal’s annual performance-based compensation is to be calculated during the term thereof.

In March of 2006, the Committee established performance goals under the Performance-Based Compensation Agreement entitling Mr. Lowenthal to a Performance Award under the Performance-Based Compensation Agreement for the year 2006 of an aggregate of up to $5 million (the maximum bonus available in a single year) determined by the application of a formula based on the following components: (i) the amount by which the closing price of one Class A Share at January 1, 2006, exceeded the closing price of one Class A Share as at December 31, 2003 multiplied by 200,000 shares; (ii) 5% of the amount by which the Corporation’s adjusted consolidated profit before income taxes for the year ended December 31, 2006 exceeded 10% of the amount of the Corporation’s consolidated shareholders’ equity as at December 31, 2005; and (iii) 2.5% of pre tax profit up to $10,000,000, 4% of pre tax profit in excess of $10,000,000 up to $40,000,000, and 5% of pre tax profit over $40,000,000. The application of the 2006 formula as set out above produced a bonus of $5 million for fiscal 2006. Mr. Lowenthal declined to accept his bonus in full. Mr. Lowenthal’s bonus is included in the Summary Compensation Table, below. In March of 2006, the Committee set Mr. Lowenthal’s base salary for 2006 at $500,000.

U.S. Internal Revenue Code Section 162(m)

The Corporation is a Canadian taxpayer. However, because Oppenheimer is a U.S. taxpayer, most compensation issues are affected by the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Tax Code”).

Section 162(m) of the U.S. Tax Code generally disallows a tax deduction to public corporations for annual compensation of over $1,000,000 paid to any of the Corporation’s chief executive officer and four other most highly paid executive officers (determined as of the end of each fiscal year) unless such compensation constitutes qualified performance-based compensation.

The Performance-Based Compensation Agreement was adopted and approved by the Class B Shareholders so that it would satisfy the requirements for performance-based compensation.

To the extent consistent with the Corporation’s general compensation objectives, the Committee considers the potential effect of Section 162(m) on compensation paid to the executive officers of the Corporation and its subsidiaries. However, the Committee reserves the right to award and recommend the awarding of non-deductible compensation in any circumstances it deems appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Corporation’s efforts to qualify, that the compensation paid by the Corporation to its executive officers will in fact satisfy the requirements for the exemption from the Section 162(m) deduction limit.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

The Compensation and Stock Option Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with the Company’s management. Based on the review and discussions, the Compensation and Stock Options Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in these Proxy Materials.

     Members of the Compensation and Stock Option Committee

Burton Winberg — Chairman
John L. Bitove

Summary Compensation Table
For the Year Ended December 31, 2006

The following table sets forth the total annual compensation paid or accrued by the Corporation to or for the account of the Corporation’s chief executive officer (CEO), its chief financial officer (CFO) and the next three most highly paid executive officers of the Corporation and its subsidiaries, Oppenheimer and Oppenheimer Asset Management Inc. (“OAM”), the Corporation’s principal operating subsidiaries, other than the CEO and CFO, whose total cash compensation for the year ended December 31, 2006 exceeded $100,000.

							Change in
							Pension Value and
						Non-Equity	Nonqualified Deferred	All Other
		Salary	Bonus	Stock	Option	Incentive Plan	Compensation Earnings	Compensation
Name and Principal Position	Year	($)	($)	Awards ($)	Awards ($)	Compensation	($)	($)	Total ($)
(a)	(b)	(c)	(d) (1)	(e) (2)	(f) (2)	(g) (1)	(h) (3)	(i) (4)	(j)

A.G. Lowenthal	2006	$500,000	—	—	$664,057	$3,950,000	—	$42,099	$5,156,156
Chairman, CEO, and Director of the Corporation and Oppenheimer
E.K. Roberts	2006	$200,000	$400,000	—	$192,510	—	—	$34,100	$826,610
President, Treasurer, CFO and Director of the Corporation and Treasurer and a Director of Oppenhiemer
J.J. Alfano	2006	$206,250	$225,000	$87,658	$8,706	—	—	$160,749	$688,363
Executive Vice-President and CFO of Oppenheimer
R. Okin	2006	$200,000	$1,200,000	$6,932	$139,262	—	—	$11,091	$1,557,285
Executive Vice-President of Oppenheimer
T. Robinson	2006	$200,000	$1,200,000	—	$57,665	—	—	—	$1,457,665
President of OAM

Notes:

1.	The Bonus amounts are not reduced by the Named Executive’s election, if any, to defer receipt of bonuses into the EDCP or, in the case of Mr. Okin, an election to convert a portion of his bonus into the purchase of Class A Shares.

2.	The values of stock options (granted under the EIP) and stock awards (granted under the ESP) represents the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006 based on grant date fair value. The underlying assumptions and methodology are described in note 12 to the Corporation’s consolidated financial statements for the year ended December 31, 2006.

With respect to fiscal 2006, in lieu of taking his full year-end bonus in cash, Mr. Okin elected to purchase 5,264 Class A Shares priced at $33.24 per share. The price per share was the closing price of the Class A Shares on the NYSE for the January 5, 2007 grant date. In connection with his election to purchase Class A Shares with a portion of his year-end cash bonus, Mr. Okin was granted a restricted stock award under the ESP on January 5, 2007 for 790 restricted shares, subject to a three-year service requirement which cliff-vests on January 15, 2010. In addition, on January 3, 2006, Mr. Okin received 22,222 Class A Shares awarded on January 3, 2003 in connection with his initial employment by the Corporation. The value of these 22,222 Class A Shares on receipt was determined to be $19.71 per share or $437,996 in aggregate. In connection with the terms of his employment, Mr. Alfano was awarded 25,000 restricted shares under the ESP which is subject to a five-year service requirement and which cliff-vests on April 26, 2011. In addition, on April 27, 2006, Mr. Alfano was granted an option on 10,000 Class A Shares which vests as follows: 25% on April 27, 2008; 25% on April 27, 2009; 25% on April 27, 2010; 25% on October 27, 2010 and expires on April 26, 2011. Mr. Alfano’s stock option and restricted shares immediately vest upon a change of control of more than 50% of the Class B voting shares of the Corporation or the sale of Oppenheimer. In addition, subject to his continued employment with Oppenheimer, Mr. Alfano is entitled to receive deferred bonuses of $37,500 on December 31, 2007 and December 31, 2008 which would be accelerated upon a change of control of more than 50% of the Class B voting shares of the Corporation or the sale of Oppenheimer. The intrinsic value of Mr. Alfano’s option and restricted share awards and the acceleration of his deferred bonuses assuming a change of control or the sale of Oppenheimer on December 31, 2006 is $979,000.

3.	Oppenheimer offers a non-qualified deferred compensation plan into which senior executives, including the U.S. Named Executives, may elect to defer some or all of their year-end bonuses. No above-market earnings were recorded. Details about the earnings from the EDCP appear below in the Nonqualified Deferred Compensation Table.

4.	See the chart below — All Other Compensation — for a description of the amounts appearing in column (i). All Other Compensation includes perquisites and directors’ fees.

All Other Compensation Table
For the Year Ended December 31, 2006

			Reward trips
	Directors		for top	Relocation
	fees	Parking (1)	producers (2)	Costs (3)	Total
	(a)	(c)	(d)		(e)

A.G. Lowenthal	$32,500	$5,400	$4,199	—	$42,099
E.K. Roberts	$32,500	$1,600	—	—	$34,100
J.J. Alfano	—	—	—	$160,749	$160,749
R. Okin	—	$5,400	$5,691	—	$11,091
T. Robinson	—	—	—	—	—

Notes:

1.	Oppenheimer has three parking spaces at 125 Broad Street, New York, which are included in the terms of the lease for the head-office premises. Mr. Lowenthal and Mr. Okin use two of these spaces. The aggregate incremental cost ascribed to the parking spaces reflects current commercial terms. Ms. Roberts is provided with a parking space at 20 Eglinton Avenue West, Toronto.

2.	Oppenheimer rewards its top producers with award trips each year. Messrs. Lowenthal, Okin and Neuhoff and their spouses host these trips. The aggregate incremental cost attributed to the attendance by the spouses is included above and includes transportation, meals and other incidentals.

3.	Mr. Alfano joined Oppenheimer on April 3, 2006. The Corporation reimbursed Mr. Alfano for moving and relocation costs incurred, including, among other things, transportation of household effects to the New York area, exploratory trips to the New York area to secure accommodation, and temporary housing in the New York area.

Grants of Plan-Based Awards Table
For the Year Ended December 31, 2006

All Other
								All Other	Option Awards:		Grant
								Stock Awards:	Number of	Exercise or	Date Fair
								Number of	Securities	Base Price	Value of
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Shares of Stock	Underlying	of Options	Equity
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)
(a)	(b) (1)	(c)	(d)	(e)	(f)	(g)	(h)	(i) (1)	(j)	(k) (1)	(l)

A.G. Lowenthal	—	—	—	$5,000,000	—	—	—	—	—	—	—
E.K. Roberts	—	—	—	—	—	—	—	—	—	—	—
J.J. Alfano	4/27/06	—	—	—	—	—	—		10,000	$26.50	$65,900
J.J. Alfano	4/27/06	—	—	—	—	—	—	25,000	—	$26.50	$584,400
R. Okin	1/6/06	—	—	—	—	—	—	650	—	$20.10	$11,712
T. Robinson	—	—	—	—	—	—	—	—	—	—	—

Notes:

(1)	Mr. Okin was awarded 650 restricted shares under the ESP which cliff vest on 1/15/2009, subject to service requirements. These restricted shares are tied to the election Mr. Okin made with respect to his 2005 year-end bonus and are priced at grant date fair value, being the closing price of the Class A Shares on the NYSE on 1/6/06. See note 2 to the Summary Compensation Table, above. Mr. Alfano was awarded 25,000 restricted shares under the ESP and an option on 10,000 Class A Shares, as described in note 2 to the Summary Compensation Table, above.

Outstanding Equity Awards Table
As At December 31, 2006

	Option Awards					Stock Awards
			Equity incentive					Equity Incentive	Equity Incentive
			Plan Awards:					Plan Awards:	Plan Awards:
	Number of	Number of	Number of					Number of	Market or Payout
	Securities	Securities	Securities				Market Value	Unearned Shares	Value of
	Underlying	Underlying	Underlying				of Shares or	or Units or	Unearned Shares,
	Unexercised	Unexercised	Unexercised	Option			Units of Stock	Other Rights	Units or Other
	Options	Options	Unearned	Exercise	Option		That Have	That Have	Rights That Have
	(#)	(#)	Options	Price	Expiration	Stock	Not Vested	Not Vested	Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	Awards	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h) (1)	(i)	(j)

A.G. Lowenthal	75,000	75,000	—	$24.31	1/23/08	—	—	—	—
	37,500	112,500	—	$33.00	2/25/09	—	—	—	—
E.K. Roberts	5,000	5,000	—	$24.31	1/23/08	—	—	—	—
	18,750	56,250	—	$33.00	2/25/09	—	—	—	—
J.J. Alfano	—	10,000	—	$26.50	4/26/11	—	—	—	—
J.J. Alfano	—	—	—	—	—	25,000	$835,000	—	—
R. Okin	12,500	12,500	—	$22.75	4/23/08	—	—	—	—
R. Okin	12,500	12,500	—	$26.34	7/23/08	—	—	—	—
R. Okin	6,250	18,750	—	$33.00	2/25/09	—	—	—	—
R. Okin	—	—	—	—	—	496	$16,566	—	—
R. Okin	—	—	—	—	—	650	$21,710	—	—
T. Robinson	5,000	5,000	—	$26.34	7/23/08	—	—	—	—
	3,750	11,250	—	$33.00	2/25/09	—	—	—	—
	—	5,000	—	$23.31	2/24/10	—	—	—	—

Notes:

The market value is based on the closing price of the Class A Shares on the NYSE on 12/29/06 of $33.40. On April 27, 2006, Mr. Alfano was granted a restricted share award under the ESP in the amount of 25,000 Class A Shares that cliff-vests on April 26, 2011. On January 5, 2007, Mr. Okin was granted a restricted share award under the ESP in the amount of 470 Class A Shares with respect to his bonus election for fiscal 2006. Mr. Okin’s award cliff-vests on January 15, 2010. See note 2 to the Summary Compensation Table, above.

Options Exercised and Stock Vested Table
For the Year Ended December 31, 2006

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
Name	on Exercise (#)	on Exercise ($)	on Vesting (#)	on Vesting ($)
(a)	(b)	(c)	(d)	(e)

A.G. Lowenthal	—	—	—	—
E.K. Roberts	—	—	—	—
J. Alfano	—	—	—	—
R. Okin	—	—	22,222	$437,996
T. Robinson	—	—	—	—

None of the Named Executives exercised stock options or stock awards during 2006. Messrs. Okin and Alfano are the only Named Executives with restricted stock awards. See note 2 to the Summary Compensation Table, above.

Nonqualified Deferred Compensation Table
For the Year End December 31, 2006

	Executive	Registrant	Aggregate
	Contributions in	Contributions in	Earnings in 2006	Aggregate Balance
Name	2006 ($)	2006 ($)	($)	at 12/31/06 ($)
(a)	(b) (1)	(c)	(d) (2)	(e) (2)

A. G. Lowenthal	$1,380,000	—	$575,108	$5,697,161
E. K. Roberts	—	—	—	—
J. J. Alfano	—	—	—	—
R. Okin	—	—	—	—
T. Robinson	—	—	—	—

Notes:

1.	Executive Contributions in 2006 in column (b) shows amounts that were also reported in the Bonus category in column (d) of the Summary Compensation Table, above.

2.	The Company does not make contributions to the EDCP with respect to the voluntary deferrals. The aggregate balances shown in column ‘e’ of the table above represent amounts that the Named Executives earned as year-end bonuses but elected to defer, plus earnings (or losses). Such earnings (or losses) for fiscal 2006 are reflected in column ‘d’ of the table. Account balances may be invested in phantom investments selected by the Named Executives from a menu of deemed investment choices. Participants may change their deemed investment choices quarterly. When participants elect to defer amounts into the EDCP, they also elect when the amounts will ultimately be paid out to them. Distributions may either be made in a specific future year or at a time that begins after retirement. In accordance with Section 409 A of the Internal Revenue Code, in general distribution schedules cannot be accelerated (other than for hardship) and to delay distribution, the participant must make such an election at least one year before distribution would otherwise have commenced and the new distribution must be delayed a minimum of five years after distribution would have initially begun.

SHARE PERFORMANCE GRAPH

The following graph shows changes over the past five year period of U.S. $100 invested in (1) the Company’s Class A Shares, (2) the Standard & Poors 500 Index, and (3) the Standard & Poors / Toronto Stock Exchange Composite Index.

	2001	2002	2003	2004	2005	2006
Oppenheimer	100	90	136	76	80	169
S&P 500	100	77	126	109	103	114
S&P / TSX Composite	100	86	124	112	122	115

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The authorized capital of the Corporation includes 99,680 Class B Shares all of which are issued and outstanding and may be voted at the Meeting and an unlimited number of Class A Shares of which 13,078,699 Class A Shares were outstanding as at March 14, 2007.

The following table sets forth certain information regarding the beneficial ownership of each class of shares of the Corporation as at March 14, 2007, with respect to (i) each person known by the Corporation to beneficially own, or exercise control or discretion over, more than 5% of any class of the Corporation’s shares, (ii) each of the Corporation’s directors, (iii) each of the Corporation’s executive officers named in the Summary Compensation Table set forth herein and (iv) the directors and executive officers as a group.

For purposes of the table, beneficial ownership is determined pursuant to Rule 13d-3 of the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of shares which such person or group has the right to acquire within 60 days after March 14, 2007. The percentage of shares deemed outstanding is based on 13,078,699 Class A Shares and 99,680 Class B Shares outstanding as of March 14, 2007. In addition, for purposes of computing the percentage of Class A Shares owned by each person, the percentage includes all Class A Shares issuable upon the exercise of outstanding options held by such persons within 60 days after March 14, 2007.

There are no outstanding rights to acquire beneficial ownership of any Class B Shares.

Mr. A.G. Lowenthal and Mrs. Olga Roberts have advised the Corporation that they intend to vote all of the Class B Shares owned and controlled by them for the matters referred to in the Notice of Meeting to be voted on at the Meeting.

	Class A Shares		Class B Shares
Name of Beneficial Owner	Shares	%	Shares	%

Private Capital Management, L.P. (as at February 14, 2007)	2,507,096	19.7%	—	—
Howson Tattersall Investment Counsel Ltd. (as at February 28, 2007)	1,273,400	9.7%	—	—
Olga Roberts (1)	324,955	2.5%	44,309	44.4%
Executive Officers and Directors
Albert G. Lowenthal (2)	2,860,069	21.9%	50,975	51%
J.J. Alfano	—	—	6	*
J.L. Bitove (3)	25,580	3.3%	20	*
R. Crystal (4)	4,100	*	—	—
K.W. McArthur (5)	52,750	*	—	—
R. Okin (6)	48,053	*	—	—
A.W. Oughtred (7)	6,800	*
E.K. Roberts (8)	202,344	1.5%	220	*
T. Robinson (9)	8,750	*	—	—
B. Winberg (10)	8,800	*	—	—
Executive Officers and Directors as a group (10 persons)	3,285,188	25.1%	51,017	51%

* Less than 1%

(1)	With respect to the Class B Shares, Mrs. Roberts, who is the mother of Elaine Roberts, President of the Corporation, owns 100 Class B Shares directly and 44,209 Class B Shares indirectly through Elka Estates Limited, an Ontario corporation (“Elka”), which is wholly-owned by Mrs. Roberts. With respect to the Class A Shares, Mrs. Roberts owns 41,900 Class A Shares directly and 283,055 Class A Shares through Elka Estates Limited.

(2)	With respect to the Class A Shares, Mr. Lowenthal is the sole general partner of Phase II Financial L.P., a New York limited partnership (“Phase II L.P.”), which is the record holder of 2,734,430 Class A Shares. Mr. Lowenthal holds 11,773 Class A Shares through the Oppenheimer 401(k) plan, and 1,366 Class A Shares directly and 112,500 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the EIP. With respect to the Class B Shares, Phase II, an Ontario corporation wholly-owned by Mr. Lowenthal, is the holder of record of all such shares.

(3)	Mr. Bitove holds 25,480 Class A Shares directly, 100 Class A Shares indirectly through JB’s Investments Inc.

(4)	Mr. Crystal owns 4,100 Class A Shares.

(5)	Mr. McArthur owns 20,000 Class A Shares directly, 29,000 Class A Shares are held through Shurway Capital and 3,750 Class A Shares are beneficially owned in respect of Class A Shares issuable on the exercise of options under the EIP.

(6)	Mr. Okin owns 35,009 Class A Shares directly, 544 Class A Shares through the Oppenheimer 401(k) Plan and 12,500 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the EIP.

(7)	Mr. Oughtred owns 5,500 Class A Shares directly and Mr. Oughtred’s wife owns 1,300 Class A Shares directly.

(8)	Ms. Roberts owns 178,594 Class A Shares directly and 23,750 Class A Shares are beneficially owned in respect of Class A Shares issuable upon exercise of options issued under the EIP.

(9)	Mr. Robinson owns nil Class A Shares directly and 8,750 Class A Shares are beneficially in respect of Class A Shares issuable upon exercise of options issued under the EIP.

(10)	Mr. Winberg owns 8,800 Class A Shares directly.

(11)	There are no arrangements, known to the Corporation, the operation of which may at a subsequent date result in a change of control of the Corporation.

(12)	All Class A Shares authorized under the EIP have or are the subject (on May 14, 2007) of approval by the Class B Shareholders. A description of the 1996 Equity Incentive Plan appears in Note 12 of the Corporation’s consolidated financial statements for the year ended December 31, 2006. A copy of the Corporation’s 2006 Equity Incentive Plan appears as Schedule B hereto. Information about the April 27, 2006 Equity Incentive Award appears on page 9. The Corporation does not have any warrants or rights outstanding as at December 31, 2006. Class A Shares authorized for issuance under the Equity Incentive Plans as at December 31, 2006 are as follows:

	Number of Class A		Number of Class A
	Shares to be issued	Weighted average	Shares remaining
	upon exercise of	exercise price of	available for
Plan	outstanding options	outstanding options	future issuance

1996 Equity Incentive Plan	1,168,392	$27.93	0
2006 Equity Incentive Plan	5,000	$33.40	795,000
April 27, 2006 Equity Incentive Award	10,000	$26.50	0

(13)	Class A Shares authorized for issuance under the Oppenheimer Employee Share Plan (the “ESP”) as at December 31, 2006 are as follows: All Class A Shares authorized for issue under the ESP have been approved by the shareholders of the Corporation.

Number of Class A
Number of Class A	Weighted average	Shares remaining
Shares to be issued	exercise price of	available for
upon vesting of	outstanding	future issuance
grants under the ESP	ESP grants	under the ESP

104,264	$23.36	645,736

Compliance with Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation’s equity securities, to file by specific dates with the Securities Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of equity securities of the Corporation. Officers, directors and greater than ten percent Shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms that they file. The Corporation is required to report in this Circular any failure of its directors and executive officers and greater than ten percent Shareholders to file by the relevant due date any of these reports during the preceding fiscal year (or, to the extent not previously disclosed, any prior fiscal year).

To the Corporation’s knowledge, based solely on review of copies of such reports furnished to the Corporation during the fiscal year ended December 31, 2006 and representations made to the Corporation by such persons, all Section 16(a) filing requirements applicable to the Corporation’s officers, directors and greater than ten percent Shareholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indebtedness of Directors and Executive Officers

The following sets out information with respect to the aggregate indebtedness of directors and executive officers under securities purchase and other programs. At December 31, 2006 and since that date none of the directors and the executive officers of the Corporation were or have been indebted to the Corporation.

Indebtedness Of Directors And Executive Officers Under (1) Securities Purchase And (2) Other Programs

				Financially
		Largest	Amount	Assisted
		Amount	Outstanding as	Securities		Amount
	Involvement of	Outstanding	at March 14,	Purchases		Forgiven
	Company or	During 2006	2007	During 2006	Security for	During 2006
Name and Principal Position	Subsidiary	($)	($)	(#)	Indebtedness	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)

Securities Purchase Programs
N/A

Other Programs
A.G. Lowenthal	Oppenheimer Margin Account	$87,499	$ nil	—	Margined securities	—

R. Okin
Executive Vice President of Oppenheimer	Oppenheimer Margin Account	$178,479	$ nil	—	Margined securities	—

During the year 2006 certain of the directors, executive officers and senior officers of the Company, Oppenheimer and OAM maintained margin accounts with Oppenheimer in connection with the purchase of securities (including securities of the Company) which margin accounts are substantially on the same terms, including interest rates and collateral, as those prevailing from time to time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectibility.

Other Relationships and Transactions

Robert Lowenthal, the son of A.G. Lowenthal, the Chairman of the Board and Chief Executive Officer of the Corporation, is the head of Information Technology for Oppenheimer. He received a salary, bonus and other perquisites aggregating $296,120 during fiscal 2006. The Corporation is sponsoring Robert Lowenthal in the pursuit of an Executive MBA at Columbia University ($48,078 paid in 2006 is included in the total above).

Andrew Crystal, brother of R. Crystal, a director of the Corporation, is an Oppenheimer financial advisor and is compensated on the same basis as other Oppenheimer financial advisors.

As disclosed under “Security Ownership of Certain Beneficial Owners and Management”, Olga Roberts, the mother of E.K. Roberts, a director and President and Treasurer of the Corporation, owns 324,955 Class A Shares and 44,309 Class B Shares, representing 2.6% of the outstanding Class A Shares and 44.4% of the outstanding Class B Shares.

The Corporation’s Code of Conduct and Business Ethics currently contains prohibitions and restrictions on directors, executive officers and other employees of the Corporation from entering into or becoming involved in situations which could give rise to conflicts of interest with the Corporation. Directors, senior executives and employees of the Corporation and its subsidiaries are required to avoid investments or other interests and associations that interfere, might or might be perceived to interfere with the independent exercise of judgment in the Corporation’s best interests.

Directors, senior executives and employees of the Corporation may not advance their personal interests at the expense of the Corporation nor may they personally take or benefit from opportunities arising from their employment with the Corporation.

The Corporation is reviewing the Code of Conduct and Business Ethics against the requirements of securities laws and current corporate governance practices as it applies to the review, approval or ratification of transactions with related persons and will be updating the Code to comply.

NORMAL COURSE ISSUER BID

On July 27, 2006, the Corporation announced that during the twelve-month period commencing August 9, 2006 it intended to purchase up to 632,000 of its Class A Shares by way of a Normal Course Issuer Bid through the facilities of the TSX and/or the NYSE, representing approximately 5% of the outstanding Class A Shares. The Corporation purchased 110,700 Class A Shares in fiscal 2006 at an average price of $20.37 per share pursuant to the current Normal Course Issuer Bid as well as pursuant to a Normal Course Issuer Bid that commenced on July 22, 2005 and terminated on July 21,

2006. All shares purchased by the Corporation pursuant to Normal Course Issuer Bids are cancelled. The Corporation may, at its option, apply to extend the program for an additional twelve-month period.

INCORPORATION BY REFERENCE

The Corporation’s consolidated financial statements including its consolidated balance sheets for the years ended December 31, 2006 and December 31, 2005, its consolidated statements of operations, changes in shareholders equity and cash flows for the years ended December 31, 2006, 2005 and 2004 and the notes thereto contained in the Corporation’s Annual Report to Shareholders for the fiscal year ended December 31, 2006, a copy of which is being contemporaneously distributed with this Circular, are incorporated by reference into this Circular. Any statement contained in a document which is incorporated, or deemed to be incorporated, by reference into this Circular, shall be considered modified or superseded for purposes of this Circular to the extent that a statement contained in this Circular or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Circular.

SHAREHOLDER PROPOSALS

The Canada Business Corporations Act (the “CBCA”), which governs the Corporation, provides that a shareholder entitled to vote at a meeting of shareholders may, in accordance with the provisions of the CBCA, submit a notice of a proposal to the Corporation that the shareholder wishes to be considered by the shareholders entitled to vote at a meeting of shareholders. In order for any shareholder proposal, for the next meeting of shareholders of the Corporation following the May 14, 2007 Meeting, or any adjournment thereof, to be included in the Circular for such meeting, the proposal must comply with the provisions of the CBCA and be submitted to the Corporation at its registered office at 20 Eglinton Avenue West, Suite 1110, Toronto, Ontario M4R 1K8 (Attention: Secretary) prior to February 15, 2008 in the case of the Corporation’s 2007 annual meeting of shareholders or at least 60 days prior to any special meeting of shareholders.

COMMUNICATIONS WITH THE BOARD

Holders of Class A and Class B Shares or interested parties may communicate with the Board, including to request copies of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, including its financial statements and MD&A, by e-mail to investorrelations@opy.ca (Attention: Board of Directors) or by mail to:

Oppenheimer Holdings Inc.
Board of Directors
c/o The President
20 Eglinton Avenue West
Suite 1110, P.O. Box 2015
Toronto, Ontario
M4R 1K8

All such correspondence will be forwarded to the Lead Director or to any individual Director or Directors to whom the communication is or are directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Corporation or its business or is similarly inappropriate. The President of the Corporation has the authority to discard or disregard inappropriate communications or to take other reasonable actions with respect to any such inappropriate communications.

Additional information relating to the Corporation is available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

DIRECTORS’ APPROVAL

The contents of and sending of this Circular have been approved by the Board of Directors of the Corporation.

DATED AS OF this 14th day of March, 2007.
(signed) A.W. Oughtred
Secretary

SCHEDULE A

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Mandate and Duties of the Board of Directors

The fundamental responsibility of the Board is to supervise the management of the business of the Corporation with a view to maximizing shareholder value and ensuring corporate conduct in a legal and ethical manner through a system of corporate governance and internal controls appropriate to the Corporation’s business. Given the nature of the Corporation’s business and the size and composition of the Board, the Board has determined that there is no current need to develop specific mandates or position descriptions for the Board, the lead director, the chief executive officer or the chairs of the Board committees. The Board has adopted a statement of Corporate Governance Guidelines to which it adheres. The Corporation has a Code of Conduct and Business Ethics for Directors, Officers and Employees which is posted on the Corporation’s website — www.opco.com — and available in hard copy from the Corporation’s head office. No waivers were granted in 2006 or to date in 2007 under the Code for Directors, Officers and Employees.

In fulfilling its mandate, the Board’s responsibilities include:

•	the establishment and maintenance of an appropriate system of corporate governance, including practices to ensure that the Board functions effectively and independently of management;

•	monitoring and overseeing the Corporation’s strategic planning;

•	monitoring the performance of the Corporation’s business, identifying and evaluating opportunities and risks and controlling risk;

•	overseeing monitoring systems for internal controls, audit and information management systems;

•	assessing and monitoring the performance of senior management and overseeing succession planning;

•	remuneration of executive officers and senior management and reviewing the general compensation policy of the Corporation;

•	reviewing and approving the Corporation’s financial statements and overseeing the Corporation’s compliance with applicable audit, accounting and financial reporting requirements; and

•	overseeing corporate communications to all stakeholders.

Independence of the Board of Directors

Four of the Corporation’s seven directors are independent as required by the CSA Guidelines for Corporate Governance and by the New York Stock Exchange Corporate Governance Rules. To be considered independent under these rules, the Board must determine that a Director has no direct or indirect material relationship with the Corporation. The board has determined that Messrs. Bitove, Crystal, McArthur and Winberg (the non-management directors) are independent directors and that Mr. Lowenthal, the Chairman of the Board and chief executive officer of the Corporation, Ms. Roberts, the President and Treasurer of the Corporation, and Mr. Oughtred, the Secretary of the Corporation, are not independent.

The Board has not adopted formal categorical standards to assist in determining independence. The Board has considered the relationship of each non-management/officer director and has made a determination that the four non-management/officer directors of the Corporation are independent.

Of the four non-management/officer Directors, the Board has determined that the only Director that has a relationship with the Corporation (other than as a Director) is Mr. Crystal. The Board has determined that although Mr. Crystal is a partner in the firm of Thelen Reid Brown Raysman & Steiner LLP, which firm provides legal services to the Corporation, in view of the professional ethical standards which govern his conduct, the fact that less than one percent of the annual revenues of his firm are derived from the Corporation and that Mr. Crystal receives no direct compensation from the Corporation other than his Director’s compensation, his relationship with the Corporation is not material for the purposes of determining that Mr. Crystal is an independent director.

At each regular Board and Audit Committee meeting, the independent directors are afforded an opportunity to meet in the absence of management. During 2006, four meetings of the independent directors were held in the absence of management. As well, at quarterly meetings of the Audit Committee, the members of the Committee are afforded the opportunity to meeting with the auditors in the absence of management.

The independent Directors and the Directors that are not independent, understand the need for directors to be independent minded and to assess and question management initiatives and recommendations from an independent perspective. The Board has a Lead Director, Mr. K.W. McArthur, an independent director who, among other things, chairs sessions of the independent directors in the absence of management.

A majority of the directors are independent. Assuming the slate of directors nominated for election at the Corporation’s 2007 shareholders meeting are elected, four of the seven directors will be independent.

Orientation and Continuing Education

The Nominating/Corporate Governance Committee of the Board, as required by its Charter, is responsible for the orientation of new directors as to the business of the Corporation, the role of the board and the Board committees.

The Board encourages the Directors to maintain the skill and knowledge necessary to meet their obligations as Directors. This includes attendance at continuing education sessions and providing written materials on governance and related matters. Mr. A.W. Oughtred attended the Institute of Corporate Directors (Canada) Corporate Governance College Programme and is certified as an Institute of Corporate Directors Director (ICD.D).

Nomination of Directors

The Board currently consists of seven Directors. The Board has determined that this is an appropriate size for the Board.

Nominating/Corporate Governance Committee (Messrs. Bitove, Crystal, McArthur (Chair) and Winberg)

The Board has a Nominating/Corporate Governance Committee each of the members of which is independent. The duties of this Committee which include the recruitment of directors and the nomination of individuals for Board positions are set out as follows.

The Board has adopted a Nominating/Corporate Governance Committee Charter. All members of the Nominating / Corporate Governance Committee are independent directors.

The Nominating/Corporate Governance Committee:

•	makes recommendations to the Board with respect to corporate governance;

•	when necessary, oversees the recruitment of new Directors for the Corporation;

•	nominates candidates for election or appointment to the Board;

•	maintains an orientation program for new directors and oversees the continuing education needs of Directors;

•	evaluates Director performance;

•	reviews and makes recommendations with respect to the Corporation’s Corporate Governance Guidelines; and

•	reviews and approves governance reports for publication in the Corporation’s Management Proxy Circular and Annual Report on Form 10-K.

The Nominating/Corporate Governance Committee Charter provides that the Nominating/Corporate Governance Committee is responsible for ensuring that the Board of Directors of the Corporation is composed of directors who are fully able and fully committed to serve the best interests of the Corporation’s shareholders. Factors considered by the Nominating/Corporate Governance Committee in assessing director performance and, when needed, recruiting new directors include character, judgment, experience, compatibility with the existing Board, ethics, standards and integrity. The Nominating/Corporate Governance Committee will consider nominees recommended by Class B Shareholders. Nominees recommended by Class B Shareholders will be given appropriate consideration and will be evaluated in the same manner as other nominees. Class B Shareholders who wish to submit nominees for director for consideration by the

Nominating/Corporate Governance Committee for election at the Corporation’s 2008 annual meeting of shareholders may do so by submitting in writing such nominee’s name, in compliance with the procedures and along with the other information required by the Corporation’s By-laws and Regulation 14A under the Exchange Act (including such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), to the Secretary of the Corporation, at 20 Eglinton Avenue West, Suite 1110, Toronto, Ontario M4R 1K8 within the time frames set forth under the caption “Shareholder Proposals”.

The Corporation is reviewing the Nominating/Corporate Governance Committee Charter against the requirements of Regulation S-K with respect to Nominating Committees and will be updating the Charter to comply.

Director, Committee Assessments

The Board does not currently have a formal director assessment process. The Board’s Lead Director is responsible for assessing the performance and contribution of individual Board members with members of the Nominating/Corporate Governance Committee and, if necessary, addressing issues arising from such assessments.

The Board does formally assess the Audit Committee on an annual basis.

Board Compensation

The Board has a Compensation and Stock Option Committee the duties of which (described below) include making recommendations as to directors’ compensation. The Directors other than Mr. Lowenthal and Ms. Roberts are entitled to the automatic grant of stock options on a periodic basis under the Corporation’s 2006 Equity Incentive Plan.

Compensation and Stock Option Committee (Messrs. Bitove and Winberg (Chair))

The Board has adopted a Compensation and Stock Option Committee Charter. All members of the Compensation and Stock Option Committee are independent. The Compensation and Stock Option Committee:

•	makes recommendations to the Board with respect to compensation policy for the Corporation and its subsidiaries;

•	makes recommendations to the Board with respect to salary, bonus and benefits paid and provided to senior management of the Corporation;

•	in accordance with the provisions of the Corporation’s 2006 Equity Incentive Plan and Employee Share Plan authorizes grants of stock-based awards and recommends modifications to the plans;

•	in accordance with TSX requirements, authorizes grants of Class A Shares to the Oppenheimer & Co. Inc. 401(k) Plan annually;

•	grants certain compensation awards to senior management of the Corporation based on criteria linked to the performance of the individual and/or the Corporation;

•	administers the Performance-Based Compensation Agreement between the Corporation and Mr. A.G. Lowenthal;

•	certifies compliance with the criteria performance-based awards or grants;

•	administers and makes awards under the Corporation’s Stock Appreciation Rights Plan; and

•	reviews and approves the Corporation’s Compensation Discussion and Analysis.

Audit Committee (Messrs. Bitove, McArthur and Winberg (Chair))

In addition to the Committees referred to above, the Board has an Audit Committee composed of three independent directors the duties of which are as follows.

The Board has adopted a written charter for the Audit Committee, a copy of which is attached to the Management Information Circular of the Corporation dated March 25, 2004 as Schedule D. The Audit Committee:

•	reviews annual, quarterly and all legally required public disclosure documents containing financial information that are submitted to the Board;

•	reviews the nature, scope and timing of the annual audit carried out by the external auditors and reports to the Board;

•	evaluates the external auditors’ performance for the preceding fiscal year; reviews their fees and makes recommendations to the Board;

•	pre-approves the audit, audit related and non-audit services provided by the Corporation’s auditors and fee estimates for such services;

•	reviews internal financial control policies, procedures and risk management and reports to the Board;

•	meets with the external auditors quarterly to review quarterly and annual financial statements and reports and to consider material matters which, in the opinion of the external auditors, should be brought to the attention of the Board and the shareholders;

•	reviews and directs the activities of Oppenheimer’s internal audit department, meets regularly with internal audit personnel and reports to the Board;

•	reviews accounting principles and practices;

•	reviews management reports with respect to litigation, capital expenditures, tax matters and corporate administration charges and reports to the Board;

•	reviews related party transactions;

•	reviews internal control policies and procedures with management and reports to the Board;

•	reviews changes in accounting policies with the external auditors and management and reports to the Board;

•	reviews and approves changes or waivers to the Corporation’s Code of Ethics for Senior Executive, Financial and Accounting Officers; and

•	annually reviews the Audit Committee Charter and recommends and make changes thereto as required.

All of the members of the audit committee are financially literate. Mr. Kenneth W. McArthur has been designated an audit committee financial expert.

OPPENHEIMER HOLDINGS INC.
2006 EQUITY INCENTIVE PLAN
EFFECTIVE DECEMBER 11, 2006

OPPENHEIMER HOLDINGS INC.

2006 Equity Incentive Plan
Effective December 11, 2006

OPPENHEIMER HOLDINGS INC.

2006 Equity Incentive Plan
Effective December 11, 2006

1.	Purpose

The purpose of the Oppenheimer Holdings Inc. 2006 Equity Incentive Plan (the “Plan”) is to provide additional compensation incentives for high levels of performance and productivity of key employees, officers and directors of the Participating Companies. The Plan is intended to strengthen the Participating Companies’ existing operations and their ability to attract and retain outstanding key employees, officers and directors upon whose judgment, initiative and efforts the continued success, growth and development of the Participating Companies is dependent. Such incentive awards may consist of incentive stock options, nonqualified stock options, or other stock-based awards in the form of, or denominated in, Class A non-voting shares of the Company.

2.	Definitions

When used herein, the following terms shall have the following meanings:

(a)	“Award” means an award, in the form of Options or Other Stock-Based Awards, granted to any Participant in accordance with the provisions of the Plan.

(b)	“Award Agreement” means the written agreement or certificate evidencing each Award granted to a Participant under the Plan.

(c)	“Beneficiary” means the beneficiary or beneficiaries designated pursuant to Section 12 to receive the amount, if any, payable under the Plan upon the death of a Participant.

(d)	“Board” means the Board of Directors of the Company.

(e)	“Class A Shares” means the Class A non-voting shares of the Company.

(f)	“Code” means the United States Internal Revenue Code of 1986, as amended.

(g)	“Company” means Oppenheimer Holdings Inc. and its successors and assigns.

(h)	“Committee” means the committee or subcommittee of the Board appointed by the Board pursuant to Section 13 to administer the Plan.

(i)	“Effective Date” means December 11, 2006.

(j)	“Eligible Employee” means an employee, officer or director of any Participating Company whose responsibilities and decisions, in the judgment of the Committee, directly affect the management, growth, performance or profitability of any Participating Company, but shall not include a Non-Employee Director.

(k)	“Fair Market Value” means, the closing price of the Class A Shares as reported by the Toronto Stock Exchange or the New York Stock Exchange (or if such shares are not listed on the Toronto Stock Exchange or the New York Stock Exchange, or only on another national stock exchange or a national quotation system, as reported or quoted by such exchange or system) on the date of grant. Fair Market Value may be determined in Canadian dollars or U.S. dollars. The Fair Market Value of a Class A Share shall be rounded up to the nearest whole cent.

(l)	“Incentive Stock Option” means any Option awarded to an Eligible Employee that is intended to be and is designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(m)	“Non-Employee Director” means a director of the Company who is not an employee of any Participating Company.

(n)	“Nonqualified Stock Option” means any Option that is not an Incentive Stock Option.

(o)	“Parent” means any “parent” of the Company within the meaning of Section 424(e) of the Code.

(p)	“Participant” means an Eligible Employee or Non-Employee Director to whom an Award has been granted pursuant to the Plan. When required by the context, “Participant” includes an individual who has been granted an Award but is no longer an employee, officer or director of any Participating Company. Except as provided in Section 8, Non-Employee Directors shall not be eligible for Awards hereunder.

(q)	“Participating Company” means each of the following: (i) the Company; (ii) any Subsidiary; (iii) any Parent; (iv) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (v) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (vi) any other entity in which the Company directly or indirectly has a material equity interest and which is designated as a “Participating Company” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Class A Shares subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

(r)	“Plan” means the Oppenheimer Holdings Inc. 2006 Equity Incentive Plan, as the same may be amended, administered or interpreted from time to time.

(s)	“Option” means an option to purchase Class A Shares subject to the applicable provisions of Sections 6, 7, 8 and 9 and awarded in accordance with the terms of the Plan and which may be an Incentive Stock Option or a Nonqualified Stock Option.

(t)	“Other Stock-Based Awards” means an award in the form of, or denominated in, Class A Shares granted under Section 10 hereof.

(u)	“Subsidiary” means any “subsidiary” of the Company within the meaning of Section 424(f) of the Code.

(v)	“Total Disability” means the complete and permanent inability of a Participant to perform all of his or her duties under the terms of his or her employment with any Participating Company or directorship with the Company, in each case, as determined by the Committee in its discretion and upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, “Total Disability” means that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

3.	Shares Subject to the Plan

(a)	The maximum number of Class A Shares which may be issued pursuant to Awards granted under the Plan shall be 800,000 shares, except for adjustments as provided in Section 15 of the Plan. Such shares shall be made available from authorized and unissued shares or shares held by the Company in its treasury. To the extent Awards terminate for any reason prior to exercise in full or are surrendered for cancellation or otherwise, the Class A Shares subject to such Award shall be added back to the number of Class A Shares reserved for issuance under the Plan and such Class A Shares will again become available for issue pursuant to Awards granted under the Plan.

(b)	The maximum number of Class A Shares which may be issued in any one year period under the Plan and under other share compensation plans or programs of the Company to Insiders as a group may not exceed 10% of the issued Class A Shares and Class B voting shares of the Company. For the purposes hereof “Insider” means:

(i)	every director or senior officer of the Company,

(ii)	every director or senior officer of a company that is itself an insider of the Company,

(iii)	any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding other than voting securities held by the person or company as underwriter in the course of a distribution.

(iv)	any company of which a person named in (i), (ii) and (iii) beneficially owns, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of the company for the time being outstanding,

(v)	any trust or estate in which a person or company named in (i), (ii), (iii) and (iv) has a substantial beneficial interest or as to which such person or company serves as trustee or in a similar capacity,

(vi)	any relative of a person named in (i), (ii), (iii) and (iv) who resides in the same home as that person,

(vii)	any person who resides in the same home as a person named in (i), (ii), (iii) and (iv) and to whom that person is married or with whom that person is living in a conjugal relationship outside marriage, or

(viii)	any relative of a person mentioned in (viii) who has the same home as that person;

(c)	The maximum number of Class A Shares which may be issuable at any time to Insiders under Awards granted under the Plan and other share compensation plans or programs of the Company shall not exceed 10% of the then outstanding Class A Shares and Class B voting shares of the Company.

(d)	If, for any reason, any Class A Shares awarded or subject to purchase or issuance under the Plan are not delivered or are reacquired by the Company for reasons including, but not limited to, a forfeiture, termination, expiration or a cancellation of an Award, such Class A Shares shall be deemed not to have been issued pursuant to Awards under the Plan.

(e)	Subject to the other provisions of this Section 3, the maximum number of Class A Shares subject to any Other Stock-Based Award for which the grant of such Award is based on the attainment of performance goals that may be granted to any Eligible Employee under the Plan during any fiscal year of the Company is 500,000 Class A shares (subject to adjustment pursuant to Section 15), provided that the maximum number of Class A Shares for all Awards does not exceed 800,000 Class A shares (subject to adjustment pursuant to Section 15) during any fiscal year of the Company. The individual limitations set forth in this Section 3(e) shall be cumulative; that is, to the extent that Class A Shares for which Awards are permitted to be granted to an Eligible Employee during a fiscal year are not covered by an Award to such Eligible Employee in a fiscal year, the number of Class A Shares available for Awards to such Eligible Employee shall, subject to the other provisions of this Section 3, automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.	Grant of Awards and Award Agreements

(a)	Subject to the provisions of the Plan and the requirements of the Toronto Stock Exchange and the New York Stock Exchange, the Committee shall (i) determine and designate from time to time those Eligible Employees or groups of Eligible Employees to whom Awards are to be granted; (ii) grant Awards to Eligible Employees; (iii) determine the form or forms of Award to be granted to any Eligible Employee; (iv) determine the amount or number of Class A Shares subject to each Award; (v) determine the terms and conditions (which need not be identical) of each Award; (vi) determine the price at which Class A Shares may be offered under each Award, which price may be zero; (vii) interpret, construe and administer the Plan and any related Award Agreement and define the terms employed therein; and (viii) make all of the determinations necessary or advisable with respect to the Plan or any Award granted thereunder.

(b)	Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

(c)	Subject to the applicable policies and requirements of the Toronto Stock Exchange and the New York Stock Exchange, and provided that such action does not subject the Award to Section 409A of the Code without the consent of the Participant, the Committee may permit the voluntary surrender of all or a portion of any Award granted under the Plan (to the extent not theretofore exercised) to be conditioned upon the granting of a new Award, or may require such voluntary surrender (to the extent not theretofore exercised) as a condition to a grant of a new Award. Any such new Award shall be subject to such terms and conditions as are specified by the Committee at the time the new Award is granted, determined in accordance with the provisions of the Plan without regard to the terms of the surrendered Award. Notwithstanding the foregoing, a new Award at a lower price may not be substituted for a surrendered Award (except in accordance with the provisions of Section 15 hereof), unless such action is approved by the Company’s shareholders in accordance with the requirements of the New York Stock Exchange and the Toronto Stock Exchange.

5.	Duration of the Plan

Subject to the provisions of Section 14, the Plan shall remain in effect until December 11, 2016.

6.	Terms and Conditions of Incentive Stock Options

Incentive Stock Options shall be evidenced by Award Agreements, which Award Agreements shall be subject to the terms and conditions set forth in Section 9 of the Plan and shall contain in substance the following terms and conditions and such other terms and conditions not inconsistent therewith as the Committee may approve:

(a)	Eligibility. Incentive Stock Options may be granted solely to Eligible Employees who are employees of the Company or any Participating Company.

(b)	Option Price. Except as provided in Section 6(c), the option price per Class A Share underlying each Option shall be determined by the Committee and shall be at least 100% of the Fair Market Value of a Class A Share at the time such Option is granted.

(c)	Ten Percent Shareholders. The option price per Class A Share underlying any Incentive Stock Option granted to any individual who, at the time of the grant, owns shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any of its Parents or Subsidiaries shall be 110% of the Fair Market Value of a Class A Share at the time such Option is granted.

(d)	Annual Limit. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Class A Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent, exceeds $100,000 or any other maximum established under the Code for Incentive Stock Options that may be granted to an individual employee, such Options shall be treated as Nonqualified Stock Options.

(e)	Medium and Time of Payment. An Option shall be exercised by giving written notice of exercise to the Company. Such notice shall specify the number of Class A Shares to be purchased and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by certified cheque, cashier’s cheque, money order or bank draft payable to the order of the Company for the full purchase price therefor; (ii) solely to the extent permitted by applicable law, if the Class A Shares are traded on an established securities exchange, the Toronto Stock Exchange or the New York Stock Exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Options or by payment in full or in part in the form of Class A Shares owned by the Participant based on the Fair Market Value of the Class A Shares on the payment date as determined by the Committee). In addition, the Participant shall, upon notification of the amount due and prior to, or concurrently with, the delivery to the Participant of a certificate representing the Class A Shares, pay promptly any amount necessary to satisfy applicable federal, provincial, state or local tax requirements with respect to the issue or transfer of shares. No Class A Shares shall be issued until all payments therefor, as provided herein, have been made or provided for.

(f)	Withholding. It shall be a condition to the performance of the Company’s obligation to issue or transfer Class A Shares upon exercise of an Option or Options that the Participant pay, or make provision satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) which the Company is obligated to collect with respect to the issue or transfer of Class A Shares upon such exercise.

(g)	Exercise. No Option granted which is an Incentive Stock Option shall be exercisable unless the Participant remains in the employ of the Company, a Parent or a Subsidiary for at least two years from the date of grant, and until the expiration of such two-year period, except as provided in Section 9 hereof

7.	Terms and Conditions of Nonqualified Stock Options

Nonqualified Stock Options shall be evidenced by Award Agreements which shall be subject to the terms and conditions set forth in Section 9 of the Plan and shall contain in substance the terms and conditions set forth in subparagraphs (b), (e) and (f) of Section 6 hereof and such other terms and conditions not inconsistent therewith as the Committee may approve. The option price per Class A Share under a Nonqualified Stock Option shall be determined by the Committee and shall be at least 100% of the Fair Market Value of a Class A share at the time such option is granted.

8.	Automatic Grant of Options to Non-Employee Directors

Subject to:

(a)	compliance by the Company with all applicable securities regulatory requirements; and

(b)	there being a sufficient number of Class A Shares issuable under the Plan to accommodate the automatic grant of Options provided for in this Section 8;

Options to purchase Class A Shares shall be granted to Non-Employee Directors, including members of the Committee as follows:

(i)	Commencing on December 31 of the year in which a Non-Employee Director shall have first been elected as a director of the Company and on each December 31 thereafter (provided that such person shall continue to be a Non-Employee Director), each Non-Employee Director shall be granted automatically an Option (a “Director’s Option”) to purchase 5,000 Class A Shares for each year of service as a director; provided, however, the total number of Class A Shares subject to Options granted to a Non-Employee Director with respect to any five-year period shall not exceed 25,000 shares (reduced by the number of shares subject to any option granted to such Non-Employee Director under another plan or program of the Company). On the fifth anniversary of the date of each grant of a Director’s Option or a Director’s Option under the Plan or the Company’s 1996 Equity Incentive Plan (collectively, a “Prior Option”) each Non-Employee Director shall be granted automatically a new Director’s Option to purchase the same number of Class A Shares that were subject to the Prior Option. Each Director’s Option shall be exercisable on a cumulative basis as to 25% of the Class A Shares covered by each such Director’s Option commencing on the last days of each of the 24th, 36th, 42nd and 48th months after the date of grant and shall expire on the fifth anniversary of the grant of each Director’s Option.

(ii)	Each Director’s Option shall be exercisable at a price per share equal to 100% of the Fair Market Value on the date of the automatic grant.

(iii)	Any unexercised portion of any Director’s Option granted under the Plan automatically shall terminate and have no further force or effect whatsoever upon the Non-Employee Director’s ceasing to be a director of the Company, unless (i) such cessation of directorship shall be because of Total Disability (as determined by the Board in its discretion), in which case the Director’s Option shall be exercisable within a period of one (1) year following the date of cessation of directorship by the Non-Employee Director, his or her guardian, committee or other authorized representative, or (ii) such cessation of directorship shall be because of death, in which case the Director’s Option shall be exercisable within a period of one (1) year following the date of death by the Non-Employee Director’s Beneficiary; provided, however, that in no event may a Director’s Option be exercised after the expiration date thereof.

(iv)	Except as specifically otherwise provided in this Section 8, all Director’s Options shall be subject to the provisions of the Plan as if the Non-Employee director were an officer or employee of the Company.

9.	Provisions Relating to Options

Except as otherwise provided in Section 8 with respect to Director’s Options, all Options granted under the Plan shall be subject to the following provisions:

(a)	Term. An Option shall have such term as is fixed by the Committee, provided that no Option may be exercised after the expiration of ten (10) years from the date of grant of such Option, further provided that no Incentive Stock Option granted to any individual who, at the time of the grant, owns shares of the Company possessing more than 10% of the total combined voting power of all classes of shares of the Company or any of its Parents or Subsidiaries may be exercised after the expiration of five (5) years from the date of grant of such Option.

(b)	Exercise. Each Option granted under the Plan shall be exercisable with respect to such number of Class A Shares and, subject to the provisions of Section 6(g) hereof and this Section 9, at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant.

(c)	Rights as a Shareholder. A recipient of Options shall have no rights as a shareholder with respect to any shares issuable or transferable upon exercise thereof until the date of issuance of a stock certificate to him for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

(d)	Non-Assignability of Options. No Option shall be assignable or transferable by the recipient except by will or by the laws of descent and distribution. During the lifetime of a recipient, Options shall be exercisable only by him.

(e)	Effect of Termination of Employment, Disability or Death. Subject to the other provisions of Section 9 hereof, any unexercised portion of any Option granted under the Plan automatically shall terminate and have no further force or effect whatsoever upon the Participant’s ceasing to be employed by a Participating Company, (or by a corporation or subsidiary of such corporation issuing a new stock option or assuming such stock option in a transaction to which Section 424 of the Code is applicable), unless (i) such cessation of employment shall be because of (a) involuntary termination of employment by the employer corporation which the board of directors of the employer corporation in its sole discretion shall determine to be without cause, or (b) retirement in accordance with and as permitted by the terms and conditions of a retirement plan adopted by the employer corporation, in each of which cases the Option shall be exercisable within a period of three (3) months following the date of such cessation of employment, (ii) such cessation of employment shall be because of Total Disability (as determined by the Committee in its discretion), in which case the Option shall be exercisable within a period of one (1) year following the date of cessation of employment by the Participant, his or her guardian, committee or other authorized representative, or (iii) such cessation of employment shall be because of death, in which case an Incentive Stock Option shall be exercisable within a period of three (3) months, and a non-qualified stock option shall be exercisable within a period of one (1) year following the date of death by the Participant’s Beneficiary; provided, however, that in no event may an Option be exercised after the expiration date thereof.

(f)	Acceleration. Notwithstanding anything to the contrary set forth in the Plan, but subject to Section 3(b) of the Plan, the Board shall have the power to cause all Options then outstanding to be deemed to have been amended to permit the exercise thereof in whole or in part by the holder at any time or from time to time. To the extent that an acceleration of the exercisability of an Incentive Stock Option pursuant to this paragraph causes the aggregate Fair Market Value of Class A Shares (determined as of the time the Option with respect to such stock was granted) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan (or any other plan of the Company or a Parent or Subsidiary providing for the grant of Incentive Stock Options) to exceed US$100,000, such Options shall be treated as Nonqualified Stock Option.

(g)	General Restriction. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the Class A Shares issuable or transferable upon exercise thereof upon any securities exchange or under any state, provincial or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or transfer of Class A Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

10.	Other Stock-Based Awards.

The Committee may grant Other Stock-Based Awards under the Plan which are in the form of, or denominated in, Class A Shares, including units based on Class A Shares or Other Stock-Based Awards valued using measures other than market value, if deemed by the Committee in its discretion to be consistent with the purposes of the Plan and in compliance with applicable securities laws and the requirements of any stock exchange on which the Class A Shares are listed. Subject to the terms of the Plan, the Committee shall determine the form of such Other Stock-Based Awards, the number of Class A Shares to be granted or covered pursuant to such Other Stock-Based Awards and all other terms and conditions of such Other Stock-Based Awards.

The Committee may condition the grant, exercisability or vesting of Other Stock-Based Awards upon the attainment of specified performance criteria set forth on Exhibit A as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective performance goals for the grant, exercisability or vesting of such Other Stock-Based Awards based on a performance period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable performance period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable performance goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

11.	Certificates for Awards of Class A Shares

(a)	Subject to Section 6(e), each Participant entitled to receive Class A Shares under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

(b)	The Company shall not be required to issue or deliver any certificates for Class A Shares prior to (i) the listing of such shares on any stock exchange or quotation system on which the Class A Shares may then be listed or quoted and (ii) the completion of any registration, qualification, approval or authorization of such Class A Shares under any federal, provincial or state law, or any ruling or regulation or approval or authorization of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

(c)	All certificates for Class A Shares delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Class A Shares are then listed and any applicable federal, provincial or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 11(c) shall not be effective if and to the extent that the Class A Shares delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if and so long as the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

(d)	Each Participant who receives an award of Class A Shares shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares (if any) and receive dividends and other distributions (if any). No Participant shall have any right as a shareholder with respect to any shares subject to such Award prior to the date of issuance to him or her of a certificate or certificates for such shares.

(e)	In the discretion of the Committee and with the consent of a Participant, the requirement set out in subsection 11(a) that the Participant is entitled to the issue of a certificate for Class A Shares may be dispensed with provided arrangements are made to record the Participant’s ownership rights to Class A Shares in a “book-based“ or other recognized securities certificateless ownership system.

12.	Beneficiary

(a)	Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. A Participant may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation, or change or revocation thereof, shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.

(b)	If no such Beneficiary designation is in effect at the time of a Participant’s death, or if no designated Beneficiary survives the Participant or if such designation conflicts with law, the Participant’s estate or the person or persons to whom the Participant’s rights under the Award shall pass by the Participant’s will or the laws of descent and distribution shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

13.	Administration of the Plan

(a)	The Plan shall be administered by a committee or subcommittee of the Board, which shall consist of two or more persons, as appointed by the Board and serving at the Board’s pleasure, each of whom shall be a member of the Board and is intended to be (i) to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule or regulation, a “nonemployee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” as defined under Section 303A.02 of the NYSE Listed Company Manual or such other applicable stock exchange rule. Except as provided in Section 8, no member of the Committee shall have been granted Options under the Plan or have been granted or awarded an Option or other right with respect to equity securities of the Company pursuant to any other plan of the Company at the time within the one-year period immediately preceding the member’s appointment to the Committee. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, interpretations or other actions of the Committee.

(b)	All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

(c)	The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof and any related Award agreement, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes.

(d)	The Committee shall have full power, discretion and authority to prescribe and rescind rules, regulations and policies for the administration of the Plan.

(e)	The Committee’s decisions and determinations under the Plan and with respect to any Award granted thereunder need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

(f)	The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

(g)	The Committee may employ such legal counsel, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

(h)	No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted or not granted under it. Each member of former member of the Committee or the Board shall be indemnified and held harmless by the Company against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of an act or omission to act in connection with the Plan unless arising out of such member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification or insurance the members or former members may have as directors or under the by-laws of the Company or otherwise.

14.	Amendment or Discontinuance

The Board may, at any time, amend or terminate the Plan, except that no amendment shall increase the maximum number of shares which may be optioned (except in accordance wit the provisions of Section 15 hereof), change the class of employees eligible to receive Options, decrease the option price, extend the terms of the Plan, alter the performance goals for Other Stock-Based Awards, or, except in accordance with Section 4(c), award any Option in replacement of a canceled Option with a higher exercise price than the replacement award, without the prior approval of a simple majority of the votes cast by the holders of the Class B voting shares of the Company at a meeting duly called for such purpose. All such amendments to the Plan, whether or not requiring shareholder approval, shall be subject to the approval, if applicable, or any stock exchange upon which the shares of the Company are listed. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendment shall become effective unless approved by affirmative vote of the Company’s shareholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934, the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code or any successor provisions under the Code, the requirements of the New York Stock Exchange Listed Company Manual, or any other rule or regulation. No amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any recipient of a previously granted award without his or her consent unless the amendment or termination is necessary of desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934, the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code or any successor provisions under the Code, the requirements of the New York Stock Exchange Listed Company Manual, or any other rule or regulation. Except as otherwise provided herein, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code.

15.	Adjustments in Event of Change in Class A Shares

(a)	In the event of any recapitalization, reclassification, stock dividend, split-up or consolidation of Class A Shares, reorganization, amalgamation, combination, merger or consolidation of the Company, or other event affecting the Class A Shares as determined by the Committee, the Committee shall make appropriate adjustments in the number and kind of securities which may be issued pursuant to Awards under the Plan, including Awards then outstanding. Upon the occurrence of any other event, the Committee may make such adjustments to the terms, conditions or restrictions on securities or Awards as the Committee deems equitable with respect to such event.

(b)	The existence of any Awards does not affect in any way the right or power of the Company or its shareholders to make, authorize or determine any adjustment, recapitalization, reclassification, stock dividend, split-up, consolidation of Class A Shares, reorganization or any other change in the Company’s capital structure or its business, or any amalgamation, combination, merger or consolidation involving the Company, to create or issue any bonds, debentures, Class A Shares or other securities of the Company or to determine the rights and conditions attaching thereto, to effect the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or to effect any other corporate act or proceeding, whether of a similar character or otherwise, whether or not any such action referred to in this Section 15(a) would have an adverse effect on the Plan or any Award granted hereunder.

(c)	No fractional Class A Shares will be issued on the exercise of an Award. Accordingly, if, as a result of any adjustment under this Section 15, a Participant would become entitled to a fractional Class A Share, the Participant has the right to acquire only the adjusted number of full Class A Shares and no payment or other adjustment will be made with respect to the fractional Class A Shares so disregarded.

16.	Miscellaneous

(a)	Nothing in the Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

(b)	No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

(c)	No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of Awards provided for under the Plan shall be paid by the Company either by issuing Class A Shares or by delivering cash from the general funds of the Company or other property of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established in connection with the Plan. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure any payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder the participant shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments.

(d)	At the time of any exercise of any Option under the Plan, the Committee may, if it shall deem it necessary or desirable for any reason connected with any applicable law or regulation of any governmental authority relating to the regulation of securities, require as a condition to the issuance of any Class A Shares to the Participant that the Participant represent in writing to the Company that it is his or her then intention to acquire the shares for investment and not with a view to the distribution thereof. In the event such a representation is required and made, no shares shall be issued to the Participant unless and until the Company is satisfied with the correctness of such representation. Certificates for shares as to which such representation is required and made may, in the discretion of the Committee, and subject to any applicable securities laws or the requirements of any stock exchange upon which the Class A Shares are listed, be endorsed with a legend noting such representations.

(e)	Any Participant who disposes of any Class A Shares acquired through the exercise of an Option granted under the Plan either (a) within two years from the date of the grant of the Option pursuant to which the subject shares were acquired or (b) within one year after the issue of such shares of the Participant, shall promptly notify the Company of such disposition and the amount of consideration realized upon such disposition.

(f)	If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

(g)	The right of any Participant or other person to any Award under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 9 with respect to the designation of a Beneficiary or as may otherwise be required by law. If, by reason of any attempted assignment, transfer, pledge or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Participant or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Participant or his or her Beneficiary, then the Committee may terminate such person’s interest in any such payment and direct that the same be held and applied to or for the benefit of the Participant, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Participant, (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

(h)	Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review to all Eligible Employees and Non-Employee Directors at all reasonable times at the Company’s administrative offices.

(i)	The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with Participant or his or her Beneficiary, for the withholding of any federal, provincial, state or local taxes. The Committee may in its discretion permit the payment of such withholding taxes by authorizing the Company to withhold Class A Shares to be issued, or by delivering to the Company shares of Class A Shares owned by the Participant or Beneficiary, in either case having a Fair Market Value equal to the amount of such taxes.

(j)	The Plan and the grant of Awards shall be subject to all applicable federal, state and provincial laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required.

(k)	To the extent applicable, the Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.

(l)	The Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

(m)	No Award granted or amount paid with respect to any Award under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Participating Company nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, except as may be specifically provided for in any such retirement or benefit plan.

(n)	All elections, designations, requests, notices, instructions and other communications from a Participant, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

(o)	The terms of the Plan shall be binding upon the Company and its successors and assigns.

(p)	Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an Eligible Employee or Non-Employee Director while he or she is absent on leave.

(q)	Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions hereof.

17.	Effective Date and Shareholder Approval

The Effective Date of the Plan shall be December 11, 2006, subject to approval by the holders of a majority of Class B voting Shares present in person or by proxy at the Company’s 2007 Annual and Special Meeting of Shareholders. No Awards will be granted under the Plan after the expiration of ten years from the Effective Date, but Awards granted prior to such date may extend beyond that date; provided that no Other Stock-Based Award that is intended to be “performance-

based” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the shareholder approval of the Plan unless the performance criteria set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the shareholders of the Company no later than the first shareholder meeting that occurs in the fifth year following the year in which the shareholders of the Company approve the performance goals set forth on Exhibit A.

THIS DOCUMENT CONSTITUTES PART OF THE PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OF THE UNITED STATES.

EXHIBIT A

PERFORMANCE GOALS

Performance Goals established for purposes of the grant and/or exercisability of Awards intended to be “performance-based” under Section 162(m) of the Code shall consist of objective tests based on one or more of the following (“Performance Goals”): (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets of the Company (or any subsidiary, division, other operational unit of the Company or administrative department); (ii) the attainment of certain target levels of, or a percentage increase in after-tax or pre-tax profits of the Company, including without limitation that attributable to continuing and/or other operations of the Company (or in either case a subsidiary, division, other operational unit or administrative department of the Company); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of certain target levels of, or a specified percentage increase in, earnings per share or earnings per share from continuing operations of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (vi) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, net income or EBITDA of the Company (or a subsidiary, division, other operational unit or administrative department of the Company); (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed (including, without limitation, return on invested capital or return on committed capital of the Company (or any subsidiary, division, other operational unit or administrative department of the Company)); (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholder equity of the Company (or any subsidiary, division, other operational unit or administrative department of the Company); (ix) the attainment of certain target levels of, or a percentage increase in, market share; (x) the attainment of certain target levels of, or a percentage increase in, in the Company’s stock price; (xi) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; (xii) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of or increase in, all or a portion of controllable expenses or costs or other expenses or costs of the Company, subsidiary, parent, division, operational unit or administrative department; (xiii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; or (xiv) the attainment of certain target levels of, or a percentage increase in customer satisfaction based on customer surveys or other objective measuring methods.

In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of peer companies. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

OPPENHEIMER

Oppenheimer Holdings Inc.
Suite 1110, P.O. Box 2015
20 Eglinton Avenue West
Toronto ON Canada M4R1K8

OPPENHEIMER HOLDINGS INC.

Class B Voting Shares

Proxy, Solicited by Management, for the
Annual and Special Meeting of Shareholders,
May 14, 2007

The undersigned holder of Class B voting shares of Oppenheimer Holdings Inc. hereby appoints Mr. A.G. Lowenthal or, failing him, Ms. E.K. Roberts or instead of either of them as nominee, with full power of substitution, to attend, vote and otherwise act for the undersigned at the Annual and Special Meeting of Shareholders to be held on May 14, 2007 and at any adjournment thereof to the same extent and with the same power as if the undersigned were personally present at the said meeting or adjournment or adjournments thereof and hereby revokes any proxy previously given; provided that the undersigned shareholder specifies and directs the persons above named that the Class B voting shares registered in the name of the undersigned shall be:

1.	VOTED ☐ WITHHELD FROM VOTING ☐ (or if no specification is made, VOTED FOR) for the election of directors. (Item #2 of the Notice of Meeting).

2.	VOTED ☐ WITHHELD FROM VOTING ☐
(or if no specification is made, VOTED FOR) for the appointment of PricewaterhouseCoopers LLP as auditors and authorizing the directors to fix the remuneration of the auditors. (Item #3 of the Notice of Meeting).

3.	VOTED FOR ☐ AGAINST ☐ (or if no specification is made, VOTED FOR) confirmation of the adoption of the Corporation’s 2006 Equity Incentive Plan. (Item #4 of the Notice of Meeting).

4.	VOTED FOR ☐ AGAINST ☐
(or if no specification is made VOTED FOR) a resolution authorizing the issue of up to 300,000 Class A non-voting shares to the Oppenheimer & Co. 401(k) Plan. (Item #5 of the Notice of Meeting).

5.	VOTED FOR ☐ AGAINST ☐
(or if no specification is made VOTED FOR the approval of the grant of a stock option for 10,000 Class A non-voting shares to an employee of Oppenheimer & Co. Inc. (Item #6 of the Notice of Meeting).

DATED                     , 2007
Signature of Shareholder

     A shareholder has the right to appoint a person, who need not be a shareholder, to represent him at the meeting other than the persons designated herein. To exercise this right a shareholder may insert the name of the desired person in the blank space provided herein or may submit another form of proxy.

     If any amendments or variations to matters identified in the notice of the meeting are proposed at the meeting or if any other matters properly come before the meeting, this proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the person voting the proxy at the meeting.

NOTES:

1.	Please date and sign the form of proxy exactly as your name appears on this form of proxy. If a shareholder is a corporation the form of proxy must be executed under its corporate seal or by an officer or attorney thereof duly authorized.
2.	Your name and address are recorded on this form of proxy, please report any change.
3.	Please return your signed form of proxy in the enclosed envelope or you may fax it to CIBC Mellon at 416 368-2502.